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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23244

The Chartwell Funds

(Exact name of registrant as specified in charter)

1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Timothy J. Riddle

The Chartwell Funds, 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
(Name and address of agent for service)

With a copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Registrant's telephone number, including area code:	(610) 296-1400

Date of fiscal year end:	October 31, 2018

Date of reporting period:	October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Berwyn Income Fund (BERIX)

Chartwell Mid Cap Value Fund (BERCX)

Chartwell Small Cap Value Fund (CWSIX)

Chartwell Short Duration High Yield Fund (CWFIX)

Chartwell Small Cap Growth Fund (CWSGX)

ANNUAL REPORT

October 31, 2018

THE CHARTWELL FUNDS LETTER FROM THE PRESIDENT	October 31, 2018 (Unaudited)

Dear Fellow Shareholder,

On behalf of everyone at The Chartwell Funds, we thank you for trusting us with your assets. We recognize that you have many choices and the assets we manage for you are an important part of your future. At Chartwell, we are committed to enhancing shareholder value every day through the quality of our research and portfolio implementation. Chartwell believes that an approach based on sound fundamental research which is implemented by experienced management teams will lead to a consistent outcome. Over the past 20 years, our investment teams have built upon a foundation of experience, risk management and portfolio execution. The goal has always been to find ways to enhance our Funds’ performance, while remaining consistent in our investment approach. We believe these efforts have helped our shareholders and advisors meet a wide range of goals.

As I write this letter, the markets are experiencing an extraordinary amount of volatility. We believe that during these times, active management and experience matter. We certainly realize that in the short-run we may not be able to protect our shareholders from this extraordinary volatility. However, in the long-run, we believe our disciplined approach will reward our shareholders for the trust which you have placed in The Chartwell Funds.

Looking back on The Chartwell Funds’ fiscal year, the accomplishments were many. After lowering expense caps and management fees of the Chartwell Short Duration High Yield Fund in August 2017, we continued to re-evaluate our Funds to ensure that they are shareholder friendly and competitively priced. To that extent, in November 2017 we lowered the expense caps and management fees on the Chartwell Mid Cap Value and Chartwell Small Cap Growth Funds. Then, in April 2018 we re-organized and consolidated our two small cap value funds into a single fund, the Chartwell Small Cap Value Fund. This merger benefited the previous shareholders in the Berwyn Fund with lower management fees and expense limitations, and all shareholders of the Chartwell Small Cap Value Fund by reducing expense ratios with a now larger shareholder base. Furthermore, after a detailed review, in August 2018 we changed the transfer agent and administrative service provider to The Chartwell Funds and engaged Ultimus Fund Solutions to service our mutual funds. Ultimus provides top-tier shareholder service and we believe they will be a great partner in the years to come. Foreside Fund Services, LLC continues as the Funds’ Distributor.

As always, we appreciate the support of all our shareholders and look forward to serving you in 2019.

Sincerely,

Timothy J. Riddle
Chairman, Trustee, President
and Chief Executive Officer

BERWYN INCOME FUND LETTER TO SHAREHOLDERS	October 31, 2018 (Unaudited)

Dear Fellow Shareholder:

The Berwyn Income Fund (“BIF”) performed well on a relative basis during the fiscal year ended October 31, 2018. The Fund outpaced its comparative benchmarks for the twelve-month period. BIF returned (+0.88%), outperforming the FTSE US Broad Investment-Grade Bond Index (-2.06%), the Lipper Income Fund Index (-0.48%) and the ICE BofAML High Yield Master II Index (+0.86%). BIF ended 2017 with more than $1.6 billion in assets under management, slightly higher than October 2018 at $1.5 billion. Fund flows continued to be moderately negative throughout 2018.

Performance Discussion

BIF was positioned conservatively throughout 2017 and into 2018. However, with the volatility experienced earlier in the year and in October 2018, the Fund had responded to its defensive posture. Through the ten months ended October 31, 2018, BIF outperformed the FTSE US Broad Investment-Grade Bond Index, Lipper Income Fund Index and the ICE BofAML High Yield Master II Index.

As managers, we believe individual security selection (“what you own”) to be the primary method of adding value. This means even when the asset allocation of the fund tilts conservative, we should be able to uncover worthwhile investment opportunities and provide positive returns. For the past few years the Fund’s positioning has, in our opinion, been conservative. Equity and high yield bond weightings in the Fund were below historical average levels. Our liquidity position, defined as cash and short-term corporate bonds, remained high. Portfolio duration1 throughout the fiscal year remained short at approximately 2.70 years. We did modestly increase duration during the fiscal year after the 30-year Treasury climbed above 3.2% in May. We would expect duration to remain at the short end of our historical range until long rates meaningfully move higher.

In the equity portfolio, we saw potential opportunities in apparel retailers. Many companies saw both sales and margin pressure from e-commerce competitors and changing consumer behavior, leading to depressed stock prices and reasonable valuations. As a result, we have established a few new positions within apparel companies. Additionally, we believe a similar opportunity to apparel retail has presented itself in some Consumer Staples stocks, hence we established a few new positions in this sector during the fiscal year. In our equity income universe, many of the stocks are down 40% to 50% from their recent highs. But that alone is not enough to warrant purchase. We need to see or hear from management regarding how they can combat revenue and margin weakness, and how they can improve return on capital. We continue to search for sound companies at reasonable valuations.

In the fixed income portfolio, the strategy of reinvesting cash from maturities in short dated, investment grade corporate bonds offer attractive returns with minimal risk. When we began deploying cash in 12 to 18 month bonds a couple of years ago, we achieved yields of 1.5% in the underlying portfolio investments. Since then, short term rates have risen significantly and now 2.75% to 3% yields are becoming the norm. For the fiscal year, credit spreads have not yet

[1]	Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

widened enough to warrant significantly adding to our high yield allocation. However, we have added a few short-term high yield issues to the Fund, and incrementally increased the Fund’s high yield weighting in 2018.

In summary, the Fund’s holdings in cash and short-term investments remain elevated. We believe strongly in being patient in the short-term if we do not see much value relative to risk in any segment of our investable universe. This is currently the case in both equities and high yield bonds. We believe patience to be one of our competitive advantages. We avoided many areas of excess exuberance over the years by attempting to act rationally at market peaks and aim to preserve liquidity until risk and reward line up more attractively.

Market Outlook

Generally speaking, many creditors in our investable universe have benefitted from low interest rates and what we would term a wide-open credit market. These conditions have allowed lesser quality companies to survive, and higher quality companies to refinance debt at lower rates. Though beneficial to corporations, these conditions are not necessarily good for investors. For example, asset shifting protections – the ability of issuers to move assets to related entities and out of reach of creditors – were only present in 26% of bonds and loans issued in the U.S. through the first nine months of 2018. This is the lowest percentage for the first three quarters since 2009. Rich Handler, CEO of Jefferies, in his excellent letter 10 Years Later – 25 Lessons We Learned from the Financial Crisis, makes an accurate observation: “Today everyone only cares about stock prices and wealth creation...in good times few focus on bonds, covenants, liquidity, ratings or downside. This will change.” To be clear, we are not predicting a credit crisis, recession, or any other catastrophic event. Our take is simply that the facts – historically low credit spreads and historically prevalent covenant light structures – do not appeal to us as investors.

Earlier this year when volatility kicked up we began to find investment opportunities in both the equity and convertible bond markets. For the majority of the year, however, volatility as measured by the VIX Index had all but disappeared. In October the VIX Index ran up again, but how long negative volatility lasts cannot be known. What we do know is that in an environment like this one, where equity valuations continue to rise beyond what appears to be fair, and where credit spreads grind lower and the risk/reward equation makes little sense, an investor is faced with two options: pay up for securities or be patient. We are contrarian, value investors and believe in our investment process. We lean heavily on that process and preach patience, patience, and more patience when clear opportunities are few. Sometimes the most difficult thing to do is nothing.

Thank you for investing alongside us in the Berwyn Income Fund. We are grateful for the opportunity to manage your money and strive to continue to reward your trust in the years ahead.

Sincerely,

George J. Cipolloni Senior Portfolio Manager	Mark J. Saylor Senior Portfolio Manager

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance is not necessarily an indication of how the Fund will perform in the future.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

The Fund invests in both fixed-income and equity securities. Its investments in fixed-income securities are subject to such risks as: interest rate risk; call risk; default risk; high-yield (junk bond) risk; and unrated bond risk.

Index Definitions:

Financial Times Stock Exchange (FTSE) US Broad Investment -Grade (BIG) Bond Index is a broad bond index measuring the performance of the U.S. investment grade bond market, from short to long-dated maturities.

InterContinental Exchange (ICE) Bank of America Merrill Lynch (BofAML) High Yield Master II Index is an index of all sectors of the non-investment grade bond market.

Lipper Income Funds Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

© 2018 Berwyn Income Fund

CHARTWELL MID CAP VALUE FUND LETTER TO SHAREHOLDERS	October 31, 2018 (Unaudited)

Dear Fellow Shareholder:

The Chartwell Mid Cap Value Fund (BERCX) return of (-0.12%) barely trailed its Russell Midcap Value Index which returned (+0.16%) in the twelve-month period ended October 31, 2018. As the market environment leveled off, positive absolute returns were also difficult to achieve.

Performance Discussion

Economic growth accelerated early in the year after taxes were cut and conditions outside the U.S. improved further. Labor markets, wage gains and consumer spending continued to improve despite the Federal Reserve’s interest rate increases. But uncertainty in trade policy, rising caution in fixed income markets and slowing in technology, auto and housing spending eventually heightened concern about the health of the aging economic cycle.

After a first quarter hiccup, equity markets moved steadily higher for several months, but stocks sold off again late in the fiscal year. Most index segments posted gains during the period. Large caps handily outpaced mid and small caps, outperforming by four to six percent, and growth led value in all size segments, with the gap ranging from five to seven percent. Curiously, economically-sensitive sectors were among both the best- and worst-performing sectors while more defensive groups were bunched in the middle of market returns.

During the fiscal year, BERCX returned (-0.12%) and slightly trailed the Russell Midcap Value Index, its benchmark, by about 30bp , which returned (+0.16%). Overweights in Consumer Cyclicals and Capital Spending and an underweight in Energy made sector allocation a sizeable detractor to performance. However, positive stock selection nearly offset the sector allocation headwind. The Fund outperformed early and late in the year but trailed in the middle period.

Energy, Financial Services and Basic Industry detracted the most from the Fund’s relative performance. Selection of holdings which lined up with investor preference in the period eluded us in these groups despite our investments in solid companies. Earnings shortfalls in several cases proved hard to overcome. Consumer Services, Business Services and Utilities contributed the most to relative performance as strong fundamental performance led to good returns.

Portfolio positioning results primarily from bottom-up selection decisions but includes a small influence from our top-down economic outlook and sector prospects. The Fund’s sector exposures are similar to the benchmark’s, with a modestly pro-cyclical tilt. The economically sensitive Basic Industry and Consumer Cyclical sectors are our largest overweight positions, with Health Care and Consumer Staples the biggest underweights.

Market Outlook

Third quarter 2018 growth softened only marginally from that of the second quarter. Business confidence remained high and the Institute for Supply Management Manufacturing Indices2

[1]	A basis point or “bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.
[2]

The ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute for Supply Management (ISM). The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

suggest continued expansion despite uncertainty on trade policy. The strongest labor markets in a generation, a welcome increase in average hourly earnings and tax changes buoyed both consumer confidence and spending. Recent federal government spending also added to growth. Wholesale prices are showing an uptrend while consumer price inflation is moderately higher. Rising prices, interest rate levels and moderately lower activity in a few economic segments are among the few clouds in growth forecasts heading into 2019.

Earnings growth has been robust, and stocks tracked earnings higher. Comparisons will become tougher in 2019. Equity valuations have compressed a bit, reducing risk, but continued gains in stocks may prove harder to come by. In this environment or any other, our investment process seeks to invest in companies trading at a discount to their historical valuation relative to the market and with the prospects for improving fundamentals.

We appreciate the support of all our shareholders and look forward to discussing our future results in 2019.

Sincerely,

David C. Dalrymple Senior Portfolio Manager

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

On July 17, 2017 the Berwyn Cornerstone Fund was reorganized into the Chartwell Mid Cap Value Fund, which has similar, but not identical, investment objectives, as well as different investment strategies and risks.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

Mid-Cap securities may be subject to more abrupt market movements and may have lower trading volumes than securities of larger, more established companies. Value investing is subject to the risk that the market will not recognize a security’s inherent value, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to U.S. securities. The Fund may invest in ETFs and therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. The Fund is a non-diversified fund which may present greater risks than a diversified fund that invests in a greater number of issuers.

Large-cap stocks as represented by S&P 500 Index, which measures 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe and Russell 1000 Index, which measures 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Index Definitions:

Russell Mid Cap Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

One cannot invest in an index.

© 2018 Chartwell Mid Cap Value Fund

CHARTWELL SMALL CAP VALUE FUND LETTER TO SHAREHOLDERS	October 31, 2018 (Unaudited)

Dear Fellow Shareholder:

Results for the Chartwell Small Cap Value Fund (CWSIX) during the fiscal year ended October 31, 2018 are summarized below. As the market environment for small value stocks leveled off, positive absolute returns were difficult to achieve and performance relative to the benchmark trailed the Russell 2000 Value Index by less than 2.0%.

Performance Discussion

Economic growth accelerated early in the year after taxes were cut and conditions outside the U.S. improved further. Labor markets, wage gains and consumer spending continued to improve despite the Federal Reserve’s interest rate increases. But uncertainty in trade policy, rising caution in fixed income markets and slowing in technology, auto and housing spending eventually heightened concern about the health of the aging economic cycle.

After a first quarter hiccup, equity markets moved steadily higher for several months, but stocks sold off again late in the fiscal year. Most index segments posted gains during the period. Large caps handily outpaced mid and small caps, outperforming by four to six percent, and growth led value in all size segments, with the gap ranging from five to seven percent. Curiously, economically-sensitive sectors were among both the best- and worst-performing sectors while more defensive groups were bunched in the middle of market returns.

During the fiscal year ended October 31, 2018, CWSIX returned (-2.18%) and trailed the Russell 2000 Value Index, its benchmark, which returned (-0.59%). Underperformance has been driven by both sector allocation -- due to underweights in Health Care and Real Estate Investment Trusts (REITs) and an overweight in Capital Spending – and stock selection. Outperformance through the first calendar quarter gave way to trailing our benchmark in the second half of fiscal year end 10/31/18.

For the year, several economically-sensitive groups detracted the most from relative performance. Basic Industry, Energy and Capital Spending suffered from poor stock selection. Difficulty in passing along input cost increases and concerns about sustaining growth plagued our Basic Industry and Capital Spending holdings. In Energy, operational miscues hurt. Technology, Health Care and Consumer Staples contributed the most to relative performance with good fundamentals leading to strong returns for several holdings.

The Fund’s portfolio positioning results primarily from bottom-up selection decisions but includes a small influence from our top-down economic outlook and sector prospects. The portfolio remains somewhat more concentrated in the industrial sectors, an offset to our ongoing underweights in interest sensitive sectors. Economically sensitive Capital Spending, Basic Industry and Business Services comprise our overweight positions. The Fund is underweight REITs, Health Care, Energy and Utilities, all sectors within which we have not found sufficiently attractive investments at this time either due to valuation or fundamental concerns.

Market Outlook

Third quarter 2018 growth softened only marginally from that of the second quarter. Business confidence remained high and the Institute for Supply Management Manufacturing Indices1 suggest continued expansion despite uncertainty on trade policy. The strongest labor markets in a generation, a welcome increase in average hourly earnings and tax changes buoyed both consumer confidence and spending. Recent federal government spending also added to growth. Wholesale prices are showing an uptrend while consumer price inflation is moderately higher. Rising prices, interest rate levels and moderately lower activity in a few economic segments are among the few clouds in growth forecasts heading into 2019.

Earnings growth has been robust and stocks tracked earnings higher. Comparisons will become tougher in 2019. Equity valuations have compressed a bit, reducing risk, but continued gains in stocks may prove harder to come by. In this environment or any other, our investment process seeks to invest in companies trading at a discount to their historical valuation relative to the market and with the prospects for improving fundamentals.

We appreciate the support of all our shareholders and look forward to discussing our future results in 2019.

Sincerely,

David C. Dalrymple Senior Portfolio Manager

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown (prior to July 17, 2017) reflect the performance of the Predecessor Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

Small Cap stocks may be less liquid and are more susceptible to market volatility because they may not have the management experience, financial resources, product diversification, or competitive strengths and tend to be sold less often and in smaller amounts relative to larger companies. Foreign securities involve greater currency valuation, economic, political,

[1]

The ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute for Supply Management (ISM). The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

and regulatory environment risk relative to US securities. The Fund may invest in ETFs and is therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Large-cap stocks as represented by S&P 500 Index, which measures 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe and Russell 1000 Index, which measures 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values

Index Definitions:

Small cap value stocks as represented by the Russell 2000 Value, which measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

One cannot invest in an index.

© 2018 Chartwell Small Cap Value Fund

CHARTWELL SHORT DURATION HIGH YIELD FUND LETTER TO SHAREHOLDERS	October 31, 2018 (Unaudited)

Dear Fellow Shareholder:

During the fiscal year ended October 31, 2018, the Chartwell Short Duration High Yield Fund (CWFIX) returned (+0.55%), exceeding the Bloomberg Barclays Intermediate US Government/Credit Index which returned (-1.09) and trailing the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index which returned (+1.75).

Performance Discussion

As 2017 came to a close, the Chartwell Short Duration High Yield Fund returned -0.14% during Q4, bringing 2017 returns to +3.39%. The Fund’s largest industry weights, Basic Industry, Energy and Media, were positive contributors to performance. Poor credit selection in the Utilities, Technology and Electronics sectors detracted from overall performance at the sector level. Continuing into 2018, the Fund returned -0.38% during Q1 2018. From a contribution to return standpoint, the Services, Telecommunications, and Financials sectors were the largest detractors during the quarter. Partially offsetting these, Health Care, Technology, and Utilities were positive contributors. Trading activity in Q1, Q2 and Q3 2018 was modest with turnover registering approximately 10%. A telecommunication holding was called in full during Q1 2018, and a utility holding was tendered, both at prices above par. Additionally, we sold the remaining balance of an auto manufacturer and a REIT, both of which had been upgraded and traded through our price targets. We used the call/tender/sale proceeds to add to a number of existing positions, including a cable TV operator, a technology company, and an auto retailer. New positions initiated during the beginning of 2018 included a specialty retailer and a longer maturity bond from the same utility issuer whose bonds had been tendered.

In Q2 2018, CWFIX returned 0.32%, outperforming the Bloomberg Barclays Intermediate US Government/Credit Index (+0.01%) and trailing the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index (+0.80%). The Fund’s allocations to Energy (12.5%) and Basic Industry (13.2%) were positive contributors to performance, while Retail (2.6%) and Utilities (5.3%) were negative contributors to performance. Closing out Q3 2018, CWFIX returned 1.34%, outperforming the Bloomberg Barclays Intermediate US Government/Credit Index (0.21%) and trailing the ICE BofAML US 1-3 Year BB Cash Payout High Yield Index (+1.57%). The contributors to the Fund included Services (2.6%), Technology (4.9%) and Telecommunications (7.6%), while Real Estate (7.5%), Utilities (5.0%) and Health Care (7.6%) lagged. In absolute terms, every sector contributed positively to the overall performance.

CWFIX invests in a unique and narrow slice of the high yield bond market, for which we believe there is no good, replicable index. The Fund’s investment objective is income and long-term capital appreciation. In pursuing this objective, the Fund’s advisor seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks presented by these securities. Indices for this portion of the market are small in size, susceptible to large swings in constituents, and consequently extremely volatile. The ICE BofAML US 1-3 Year BB Cash Payout High Yield Index includes non-U.S. issuers and is not constrained at the sector or issuer level. The volatility of returns for the strategy that CWFIX employs has historically been about one half the volatility of this Index.

Market Outlook

As 2017 came to a close, economic growth appeared to have accelerated a bit above the trend line. Positive sentiment, fueled by strong employment gains and potential tax/regulatory changes, was a strong contributor domestically. The housing market continued its steady, but slow grind higher. In addition, manufacturing made steady gains and construction spending held firm. On the international side, improving growth in the rest of the world, particularly in Europe and the emerging market economies, was also a positive contributor to U.S. growth. The U.S. economy had already shrugged off three interest rate increases in 2017 and, provided they are in line with current expectations, we saw possible limited downside from additional upward moves in rates in 2018.

In our early year quarterly commentaries, we discussed that the three pillars of U.S. economic growth -- consumers, businesses, and the federal government -- increasing spending simultaneously had the potential to push the expansion to unsustainable levels and fuel inflationary pressures. Later in the year, we tempered that outlook in light of the protectionist trade policies in force and proposed by the current administration. Retaliation by our trade partners has already been announced and the impacts on economic growth could be far-reaching. The Federal Reserve will have its work cut out for it to manage the trajectory of growth with such an uncertain backdrop. We anticipate that the increase in volatility in rates, credit spreads, and equity prices we experienced in the first and second quarters of 2018 will be the norm for the balance of year and into 2019 as investors search for appropriate valuations in a dynamic market environment.

Notwithstanding rising interest rates, the high yield bond market rode strong economic data and solid corporate earnings to deliver good performance in Q3. The broad high yield market returned 2.44% for the quarter, as measured by the ICE BofAML US Cash Payout High Yield Index. High Yield’s risk premium, or spread-over-treasury, fell 43 bps1 to finish the quarter at 3.25%. The yield on the 10-Year Treasury bond rose 21 bps to close the quarter at 3.06%. Returns by credit quality were led by lower rated credits, as BB’s, B’s and CCC’s returned 2.36%, 2.41% and 2.85%, respectively. At the end of Q3, the yield to maturity on the broad high yield market stood at 6.51%, with the market’s effective duration registering 4.0 years.

Consistent with expectations noted in our last quarterly piece, fixed asset spending by businesses slowed into the end of the Fund’s fiscal year as trade policy uncertainty continued and rising input prices pressured equipment affordability. Wholesale prices are showing an up-trend, whichis expected to eventually make its way into retail prices over the near term. This will keep the Federal Reserve in the hot seat as it tries to manage inflation expectations while at the same time allowing this economic expansion to continue as long as possible. The above trend-growth we witnessed in the second and third quarters of 2018 is likely unsustainable heading into 2019.

We appreciate the support of all our shareholders and look forward to discussing our future results in 2019.

Sincerely,

Andrew S. Toburen Senior Portfolio Manager

[1]	A basis point or “bp” represents a unit equal to 1/100th of 1% and denotes the amount of change in the equity indexes.

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and so not constitute investment advice.

Past performance is no guarantee of future results. The Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown (prior to July 17, 2017) reflect the performance of the Predecessor Fund. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

Fixed income investment includes the following risks: credit, prepayment, call and interest rate risk. Credit risk refers to the loss in the value of a security based on a default in the payment of principle and/or interest of the security, or the perception of the market of such default. As interest rates rise the value of bond prices will decline. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high -yield bonds. The Fund may invest in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. The Fund may also invest in ETFs (Exchange-Traded Funds) and therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Index Definitions:

The ICE Bank of America Merrill Lynch 1-3 Year BB US Cash Payout High Yield Index is a subset of the ICE Bank of America Merrill Lynch US Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The Bloomberg Barclays Intermediate US Government/Credit Index is a broad-based flagship benchmark the measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

One cannot invest in an index.

© 2018 Chartwell Short Duration High Yield Fund

CHARTWELL SMALL CAP GROWTH FUND LETTER TO SHAREHOLDERS	October 31, 2018 (Unaudited)

Dear Fellow Shareholder:

During the fiscal year ended October 31, 2018, The Chartwell Small Cap Growth Fund (CWSGX) returned (+8.07%), exceeding the Russell 2000 Growth Index which returned (+4.13%).

Performance Discussion

For the fiscal year ended October 31, 2018, the Fund significantly outperformed the Russell 2000 Growth Index. Similar to 2017, the strongest sector returns within the small cap universe thus far in 2018 were largely concentrated in two sectors, Health Care and Technology. The weakest performing sectors were the Industrials and Materials sectors. Investors were justifiably concerned about commodity inflation and freight inflation, and the resulting impact on operating margins for companies in those two sectors. Relative to the benchmark, our strongest returns have been within the Health Care sector. Consistent with our expectations earlier this year, we noted capital expenditure spending by businesses slowed into Q3 2018 as trade policy uncertainty continued and rising input prices pressured equipment affordability. Wholesale prices are clearly showing an up-trend and that is expected to eventually make its way into retail prices over the near term. That will keep the Federal Reserve in the hot seat as it tries to manage inflation expectations while at the same time allowing this economic expansion to continue as long as possible. The above-trend growth in the second and third calendar quarters of 2018 was unsustainable, and we would expect some softening as rising prices and interest rates start to have an impact. We continue to find compelling investment opportunities for the Fund, particularly in the IT staffing industries. We remain focused on generating alpha and producing the strongest investment results we can for you over the long run.

Market Outlook

The escalating tariffs that are being placed on numerous countries across numerous products were a driving force behind the strong YTD 2018 returns for US small cap indices. Specifically, US small cap companies have much less exposure to the inevitable economic slowdown that we anticipate will occur as a result of these tariffs. Besides these global trade wars, we are seeing the impact of rising commodity costs. These higher costs will lead to a slowdown in the housing, auto, and broad industrial sectors. Given these trends, it is inevitable that we will continue to focus our research efforts on domestically oriented companies, particularly in the Health Care and Technology sectors. The US economy continued to experience strong growth, with all economic models indicating that the Q3 2018 Gross Domestic Product (GDP) growth rate would continue to be very strong. Specifically, the Atlanta Federal Reserve’s GDP model estimated Q3 2018 growth at 4.1%, only modestly lower then Q2 2018 GDP growth of 4.2%.

Business confidence remained high and attempts to move product through the supply chain prior to implementation of tariffs propped up operating rates. Both the Institute for Supply Management (“ISM”) Manufacturing and Non-Manufacturing (services) indices1 registered continued expansionary results as Q3 2018 ended. Although the ISM Manufacturing Index did come off its quarterly high slightly as the quarter came to a close, from 61.3 to 59.8, those readings are still undoubtedly excellent.

[1]

The ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute for Supply Management (ISM). The ISM Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

Meanwhile, the ISM Non-Manufacturing (services) Index accelerated into quarter end, with a 61.6 report. That anecdotally makes sense as the manufacturing index is more sensitive to international trade conditions, which are being impacted by the various trade skirmishes initiated by the current US administration. Continued employment gains during Q3 2018 and a further increase in average hourly earnings kept consumer confidence at elevated levels. When consumers feel confident they tend to keep their wallets open. Federal government spending, following the adoption in mid-March of a $1.3 trillion spending plan for the fiscal year ended September 30, 2018, also added to aggregate US growth. That spending plan was temporarily extended to the end of 2018.

We appreciate the support of all our Fund shareholders and look forward to discussing our future results in 2019.

Sincerely,

Frank J. Sustersic Senior Portfolio Manager

The views in this report were those of the Fund Managers at the time of writing this report and may not reflect the views of the Managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and so not constitute investment advice.

Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to change and risk.

Mutual Fund investing involves risk, including the potential loss of principal.

Small Cap stocks may be less liquid and are more susceptible to market volatility because they may not have the management experience, financial resources, product diversification, or competitive strengths and tend to be sold less often and in smaller amounts relative to larger companies. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to US securities. The Fund may invest in ETFs and is therefore would be subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

Small cap stocks as represented by the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks, and the Russell 2000 Growth Index, which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

Index Definitions:

Small cap growth stocks as represented by the Russell 2000 Growth Index, which measures the performance of small-cap growth segment of the U.S. equity universe.

One cannot invest in an index.

RISKS:

Small Cap stocks may be less liquid and are more susceptible to market volatility because they may not have the management experience, financial resources, product diversification, or competitive strengths and tend to be sold less often and in smaller amounts relative to larger companies. Foreign securities involve greater currency valuation, economic, political, and regulatory environment risk relative to US securities. The Fund invests in Exchange Traded Funds (ETFs) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly.

© 2018 Chartwell Small Cap Growth Fund

BERWYN INCOME FUND
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Berwyn Income Fund versus the FTSE US Broad Investment-Grade Bond Index (USBIG),

the ICE BofAML High Yield Master II Index and the Lipper Income Fund Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the FTSE US Broad Investment-Grade Bond Index (USBIG), the ICE BofAML High Yield Master II Index, and the Lipper Income Fund Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The FTSE US Broad Investment-Grade Bond Index (USBIG) measures performance of US Dollar-denominated bonds issued in the US investment-grade bond market. Introduced in 1985, the index covers US Treasury, government-sponsored, collateralized, and corporate debt and provides a reliable representation of the US investment-grade bond market. The ICE BofAML High Yield Master II Index is a broad-based index consisting of all US dollar denominated high-yield bonds with a minimum outstanding amount of $100 million and a maturity of over one year. The Lipper Income Fund Index consists of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

BERWYN INCOME FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2018 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2018)
	1 Year	5 Years	10 Years
Berwyn Income Fund	0.88%	2.78%	7.73%
FTSE US Broad Investment-Grade Bond Index (USBIG)	-2.06%	1.83%	3.93%
ICE BofAML High Yield Master II Index	0.86%	4.69%	11.16%
Lipper Income Fund Index	-0.48%	3.90%	6.98%

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 0.69% and 0.66%, respectively, both including acquired fund fees and expenses of 0.02%, as stated in the current prospectus dated March 1, 2018, supplemented March 22, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.64% of the Fund’s average daily net assets. This agreement is in effect until July 17, 2019, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Mid Cap Value Fund versus the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index.

This graph compares a hypothetical $10,000 investment in the Fund with a similar investment in the Russell Midcap Value Index, the S&P Mid-Cap 400 Index and the S&P 500 Index for the periods shown. Results include the reinvestment of all dividends and capital gains.

The Russell Midcap Value index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The S&P 500 Index tracks the stocks of 500 large US companies. The S&P Mid-Cap 400 Index measures the performance of 400 selected companies with a mid-sized market capitalization. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged, and they are not available for investment.

CHARTWELL MID CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2018 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2018)
	1 Year	5 Years	10 Years
Chartwell Mid Cap Value Fund	-0.12%	4.72%	9.58%
Russell Midcap Value Index	0.16%	8.11%	13.35%
S&P Mid-Cap 400 Index	1.02%	8.89%	14.13%
S&P 500 Index	7.35%	11.34%	13.24%

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.65% and 1.06%, respectively, both including acquired fund fees and expenses of 0.01%, as stated in the current prospectus dated March 1, 2018, supplemented March 22, 2018 and July 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until July 17, 2019, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Value Fund versus the Russell 2000 Value Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains. The performance figures include the performance for Class A shares for the periods prior to the start date of the current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP VALUE FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2018 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2018)
	1 Year	5 Years	Since Inception(a)
Chartwell Small Cap Value Fund	-2.18%	6.64%	11.22%
Russell 2000 Value Index	-0.59%	7.18%	12.09%

(a)

Inception date of the Fund was November 9, 2011. The performance figures include the performance for Class A shares for the periods prior to the start date of the current share class (March 16, 2012). Class A shares were liquidated on June 30, 2016.

On July 17, 2017, the Chartwell Small Cap Value Fund acquired all the assets and liabilities of the Chartwell Small Cap Value Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.11% and 1.05%, respectively, as stated in the current prospectus dated March 1, 2018, supplemented March 22, 2018 and July 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until July 17, 2019, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Short Duration High Yield Fund versus
the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index and
the Bloomberg Barclays Intermediate US Government/Credit Index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its inception, with a similar investment in the ICE BofAML 1-3 Year BB US Cash Payout High Yield Index and the Bloomberg Barclays Intermediate US Government/Credit Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofAML 1-3 Year BB US Cash Payout High Yield Index is a subset of the ICE BofAML US Cash Payout High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The Bloomberg Barclays Intermediate US Government/Credit Index is a broad-based flagship benchmark the measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. These indices do not reflect expenses, fees or sales charges, which would lower performance. These indices are unmanaged, and they are not available for investment.

CHARTWELL SHORT DURATION HIGH YIELD FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2018 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2018)
	1 Year	3 Years	Since Inception(a)
Chartwell Short Duration High Yield Fund	0.55%	3.07%	1.99%
ICE BofAML 1-3 Year BB US Cash Payout High Yield Index	1.75%	4.11%	3.49%
Bloomberg Barclays Intermediate US Government/Credit Index	-1.09%	0.90%	1.24%

(a)	Commencement of operations was July 15, 2014.

On July 17, 2017, the Chartwell Short Duration High Yield Fund acquired all the assets and liabilities of the Chartwell Short Duration High Yield Fund, a series of the Investment Managers Series Trust (the “Predecessor Fund”). As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 17, 2017 reflect the performance of the Predecessor Fund.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 1.10% and 0.50%, respectively, both including acquired fund fees and expenses of 0.01%, as stated in the current prospectus dated March 1, 2018, supplemented March 22, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 0.49% of the Fund’s average daily net assets. This agreement is in effect until August 11, 2019, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION
October 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Chartwell Small Cap Growth Fund versus the Russell 2000 Growth Index.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of the constituents that exhibit growth characteristics within the 2000 small-cap companies of the US stock market and is designed to represent the small-cap segment of the US equity universe. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged, and it is not available for investment.

CHARTWELL SMALL CAP GROWTH FUND
PERFORMANCE INFORMATION (Continued)
October 31, 2018 (Unaudited)

Average Annual Total Returns (for periods ended October 31, 2018)
	1 Year	Since Inception(a)
Chartwell Small Cap Growth Fund	8.07%	11.07%
Russell 2000 Growth Index	4.13%	9.79%

(a)	Commencement of operations was June 16, 2017.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 995-5505.

Gross and net expense ratios for the Fund were 11.56% and 1.07%, respectively, both including acquired fund fees and expenses of 0.02%, as stated in the current prospectus dated March 1, 2018, supplemented March 22, 2018 and July 31, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that annual operating expenses do not exceed 1.05% of the Fund’s average daily net assets. This agreement is in effect until June 9, 2019, and it may be terminated prior to such date only by the Trust’s Board of Trustees. In the absence of such fee reductions and expense reimbursements, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2018
COMMON STOCKS — 13.9%	Shares	Value
Communication Services — 1.0%
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	245,500	$7,531,940

Entertainment — 0.5%
Viacom, Inc. - Class B	239,825	7,669,604

Consumer Discretionary — 1.2%
Auto Components — 0.6%
Superior Industries International, Inc.	892,677	8,775,015

Household Durables — 0.2%
Newell Brands, Inc.	217,000	3,445,960

Leisure Products — 0.3%
Mattel, Inc. (a)	261,165	3,546,621

Multi-Line Retail — 0.1%
Macy's, Inc.	42,250	1,448,752

Consumer Staples — 2.5%
Beverages — 1.5%
Carlsberg A/S - Class B - ADR	370,625	8,181,547
Molson Coors Brewing Co. - Class B	206,090	13,189,760
		21,371,307
Food Products — 1.0%
Tate & Lyle plc - ADR	442,300	15,369,925

Energy — 0.6%
Energy Equipment & Services — 0.6%
Tenaris S.A. - ADR	320,500	9,368,215

Financials — 1.1%
Banks — 0.5%
Bank of America Corp.	239,000	6,572,500

Diversified Financial Services — 0.6%
Jefferies Financial Group, Inc.	426,500	9,156,955

See accompanying notes to financial statements.	27

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 13.9% (Continued)	Shares	Value
Health Care — 1.1%
Pharmaceuticals — 1.1%
GlaxoSmithKline plc - ADR	281,000	$10,975,860
Sanofi - ADR	107,000	4,785,040
		15,760,900
Industrials — 0.5%
Electrical Equipment — 0.2%
LSI Industries, Inc.	832,000	3,594,240

Machinery — 0.3%
SKF AB - ADR	288,750	4,627,219

Information Technology — 3.0%
Communications Equipment — 1.5%
Nokia Corp. - ADR	2,142,000	12,038,040
PC-Tel, Inc.	823,541	3,640,051
Telefonaktiebolaget LM Ericsson - ADR	837,000	7,248,420
		22,926,511
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	90,000	2,875,500

Semiconductors & Semiconductor Equipment — 1.3%
Xperi Corp.	1,445,700	18,794,100

Materials — 1.8%
Chemicals — 0.7%
Mosaic Co. (The)	347,000	10,736,180

Metals & Mining — 1.1%
Cleveland-Cliffs, Inc. (a)	599,600	6,451,696
Gold Resource Corp.	2,172,000	9,404,760
		15,856,456
Real Estate — 0.9%
Equity Real Estate Investment Trusts (REITs) — 0.9%
CoreCivic, Inc.	633,000	14,217,180

Utilities — 0.2%
Electric Utilities — 0.2%
FirstEnergy Corp.	89,000	3,317,920

Total Common Stocks (Cost $228,742,849)		$206,963,000

28	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 4.3%	Shares	Value
Energy — 1.8%
Chesapeake Energy Corp., 5.000% CV (b)	450,354	$27,921,948

Industrials — 1.2%
Pitney Bowes, Inc., 6.700%, 3/7/2043 (b)	781,383	17,737,394

Real Estate — 1.3%
RLJ Lodging Trust, 1.950% CV (b)	745,800	19,017,900

Total Preferred Stocks (Cost $64,329,262)		$64,677,242

CORPORATE BONDS — 79.1%	Par Value	Value
Communication Services — 3.1%
Twitter, Inc., 0.25%, due 9/15/2019 CV	$20,572,000	$19,886,356
Twitter, Inc., 1.00%, due 9/15/2021 CV	20,374,000	18,977,056
Viacom, Inc., 5.625%, due 9/15/2019	7,400,000	7,549,965
		46,413,377
Consumer Discretionary — 7.7%
Brunswick Corp., 4.625%, due 5/15/2021 (c)	11,806,000	11,808,451
GameStop Corp., 5.50%, due 10/1/2019 (c)	24,047,000	24,047,000
Hasbro, Inc., 5.10%, due 5/15/2044	4,739,000	4,263,170
Macy's Retail Holdings, Inc., 3.45%, due 1/15/2021	12,803,000	12,680,380
Newell Brands, Inc., 2.60%, due 3/29/2019	7,299,000	7,279,527
Newell Brands, Inc., 2.875%, due 12/1/2019	4,345,000	4,336,613
Newell Brands, Inc., 4.70%, due 5/15/2020	12,751,000	12,988,344
Service Corp. International, 4.50%, due 11/15/2020	3,805,000	3,797,865
Starbucks Corp., 2.00%, due 12/5/2018	14,270,000	14,262,592
Starbucks Corp., 2.20%, due 11/22/2020	2,420,000	2,366,512
Tiffany & Co., 4.90%, due 10/1/2044	15,869,000	14,450,309
Whirlpool Corp., 2.40%, due 3/1/2019	2,814,000	2,808,246
		115,089,009
Consumer Staples — 13.0%
Campbell Soup Co., 4.15%, due 3/15/2028	13,017,000	11,976,378
Campbell Soup Co., 4.80%, due 3/15/2048	9,613,000	8,153,450
Church & Dwight Co., Inc., 2.45%, due 12/15/2019	12,793,000	12,701,590
Constellation Brands, Inc., 3.875%, due 11/15/2019	35,126,000	35,345,812
Edgewell Personal Care Co., 4.70%, due 5/19/2021	2,800,000	2,786,000
General Mills, Inc., 5.65%, due 2/15/2019	14,099,414	14,201,782
General Mills, Inc., 2.20%, due 10/21/2019	7,440,000	7,372,046

See accompanying notes to financial statements.	29

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.1% (Continued)	Par Value	Value
Consumer Staples — 13.0% (Continued)
General Mills, Inc., 4.20%, due 4/17/2028	$7,685,000	$7,418,357
General Mills, Inc., 4.15%, due 2/15/2043	6,127,000	5,233,658
Hershey Co. (The), 2.90%, due 5/15/2020	5,142,000	5,123,696
Hershey Co. (The), 3.375%, due 8/15/2046	4,745,000	4,007,229
J.M. Smucker Co. (The), 2.20%, due 12/6/2019	5,618,000	5,557,060
J.M. Smucker Co. (The), 2.50%, due 3/15/2020	1,560,000	1,545,639
Kellogg Co., 4.15%, due 11/15/2019	20,429,000	20,641,462
Kellogg Co., 4.00%, due 12/15/2020	5,919,000	6,000,535
Molson Coors Brewing Co., 1.90%, due 3/15/2019	32,854,000	32,694,137
Molson Coors Brewing Co., 3.00%, due 7/15/2026	9,381,000	8,344,813
Sysco Corp., 1.90%, due 4/1/2019	4,200,000	4,184,334
		193,287,978
Health Care — 12.4%
Amgen, Inc., 2.20%, due 5/22/2019	15,000,000	14,940,622
Amgen, Inc., 2.125%, due 5/1/2020	8,741,000	8,597,489
Becton, Dickenson and Co., 2.133%, due 6/6/2019	13,972,000	13,881,630
Becton, Dickenson and Co., 2.675%, due 12/15/2019	33,605,249	33,372,675
Biogen, Inc., 2.90%, due 9/15/2020	27,065,000	26,815,902
Bristol-Myers Squibb Co., 3.25%, due 8/1/2042	15,525,000	13,070,915
Gilead Sciences, Inc., 1.85%, due 9/20/2019	4,690,000	4,642,142
Halyard Health, Inc., 6.25%, due 10/15/2022	15,772,000	15,910,005
Laboratory Corp. of America Holdings, 2.50%, due 11/1/2018	16,990,000	16,990,000
Quest Diagnostics, Inc., 2.70%, due 4/1/2019	32,650,000	32,641,542
Quest Diagnostics, Inc., 4.75%, due 1/30/2020	3,960,000	4,030,016
		184,892,938
Industrials — 11.7%
Allegiant Travel Co., 5.50%, due 7/15/2019	29,638,000	29,786,190
Amphenol Corp., 2.55%, due 1/30/2019	30,489,000	30,463,115
Atlas Air Worldwide Holdings, Inc., 2.25%, due 6/1/2022 CV	10,070,000	10,460,213
Bemis Co., Inc., 6.80%, due 8/1/2019	13,815,000	14,178,992
Gibraltar Industries, Inc., 6.25%, due 2/1/2021	13,777,000	13,811,443
Harris Corp., 2.70%, due 4/27/2020	10,076,000	9,964,892
Huron Consulting Group, Inc., 1.25%, due 10/1/2019 CV	24,882,000	24,359,478
IDEX Corp., 4.50%, due 12/15/2020	14,055,000	14,285,340
J.B. Hunt Transport Services, Inc., 2.40%, due 3/15/2019	7,805,000	7,790,304
Republic Services, Inc., 5.50%, due 9/15/2019	8,619,000	8,797,042
Republic Services, Inc., 5.00%, due 3/1/2020	2,885,000	2,950,566
Southwest Airlines Co., 2.65%, due 11/5/2020	8,065,000	7,967,766
		174,815,341

30	See accompanying notes to financial statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 79.1% (Continued)	Par Value	Value
Information Technology — 20.9%
Analog Devices, Inc., 2.85%, due 3/12/2020	$2,229,000	$2,215,845
Apple, Inc., 3.85%, due 5/4/2043	21,849,000	20,100,343
Apple, Inc., 3.45%, due 2/9/2045	9,676,000	8,305,350
CalAmp Corp., 1.625%, due 5/15/2020 CV	7,515,000	7,450,596
Corning, Inc., 6.625%, due 5/15/2019	1,875,000	1,909,568
Electronics for Imaging, Inc., 0.75%, due 9/1/2019 CV	13,105,000	12,877,772
Finisar Corp., 0.50%, due 12/15/2033 CV	31,001,000	30,851,358
Hewlett Packard Enterprise Co., 3.60%, due 10/15/2020	32,108,000	32,174,646
Juniper Networks, Inc., 3.125%, due 2/26/2019	29,950,000	29,962,729
KLA-Tencor Corp., 3.375%, due 11/1/2019	10,328,000	10,343,079
Lam Research Corp., 2.75%, due 3/15/2020	3,142,000	3,114,130
NetApp, Inc., 2.00%, due 9/27/2019	24,903,000	24,655,076
Nokia Corp., 5.375%, due 5/15/2019	14,043,000	14,129,364
Nokia Corp., 6.625%, due 5/15/2039	7,317,000	7,627,973
Nuance Communications, Inc., 2.75%, due 11/1/2031 CV	33,550,000	32,882,389
Sanmina Corp., 4.375%, due 6/1/2019 (c)	31,532,000	31,492,585
Synchronoss Technologies, Inc., 0.75%, due 8/15/2019 CV	16,307,000	15,559,993
Telefonaktiebolaget LM Ericsson, 4.125%, due 5/15/2022	6,547,000	6,428,719
Xilinx, Inc., 2.125%, due 3/15/2019	19,417,000	19,354,888
		311,436,403
Materials — 9.2%
Ball Corp., 4.375%, due 12/15/2020	9,639,000	9,639,000
Eastman Chemical Co., 5.50%, due 11/15/2019	3,542,000	3,626,919
Eastman Chemical Co., 2.70%, due 1/15/2020	3,945,000	3,915,498
Freeport-McMoran, Inc., 3.10%, due 3/15/2020	23,477,000	23,095,499
Huntsman International LLC, 4.875%, due 11/15/2020	20,290,000	20,423,508
Newmont Mining Corp., 5.125%, due 10/1/2019	14,975,000	15,217,071
PH Glatfelter Co., 5.375%, due 10/15/2020	8,382,000	8,340,090
PPG Industries, Inc., 2.30%, due 11/15/2019	16,247,000	16,108,934
Sherwin-Williams Co. (The), 2.25%, due 5/15/2020	36,503,000	35,882,449
		136,248,968
Real Estate — 1.1%
CoreCivic, Inc., 4.125%, due 4/1/2020	16,448,000	16,345,200

Total Corporate Bonds (Cost $1,186,086,132)		$1,178,529,214

See accompanying notes to financial statements.	31

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (d) (Cost $1,101,006)	1,101,006	$1,101,006

Investments at Value — 97.4% (Cost $1,480,259,249)		$1,451,270,462

Other Assets in Excess of Liabilities — 2.6%		39,024,438

Net Assets — 100.0%		$1,490,294,900

(a) Non-income producing security.
(b) Security has a perpetual maturity date.
(c)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $67,348,036 as of October 31, 2018, representing 4.5% of net assets.

(d) The rate shown is the 7-day effective yield as of October 31, 2018.
ADR – American Depositary Receipt
A/S – Aktieselskab
CV – Convertible Security
plc – Public Limited Company
S.A. – Societe Anonyme

32	See accompanying notes to financial statements.

BERWYN INCOME FUND
SUMMARY OF INVESTMENTS
As of October 31, 2018 (Unaudited)

Security Type / Sector	Percent of Total Net Assets
Common Stocks
Information Technology	3.0%
Consumer Staples	2.5%
Materials	1.8%
Consumer Discretionary	1.2%
Financials	1.1%
Health Care	1.1%
Communication Services	1.0%
Real Estate	0.9%
Energy	0.6%
Industrials	0.5%
Utilities	0.2%
Total Common Stocks	13.9%
Preferred Stocks
Energy	1.8%
Real Estate	1.3%
Industrials	1.2%
Total Preferred Stocks	4.3%
Corporate Bonds
Information Technology	20.9%
Consumer Staples	13.0%
Health Care	12.4%
Industrials	11.7%
Materials	9.2%
Consumer Discretionary	7.7%
Communication Services	3.1%
Real Estate	1.1%
Total Corporate Bonds	79.1%
Money Market Funds	0.1%
Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Net Assets	100.0%

See accompanying notes to financial statements.	33

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS October 31, 2018
COMMON STOCKS — 93.9%	Shares	Value
Consumer Discretionary — 10.8%
Household Durables — 1.3%
Toll Brothers, Inc.	9,370	$315,394

Internet & Direct Marketing Retail — 3.8%
Expedia Group, Inc.	7,750	972,082

Specialty Retail — 3.7%
AutoZone, Inc. (a)	1,280	938,842

Textiles, Apparel & Luxury Goods — 2.0%
Ralph Lauren Corp.	3,993	517,533

Consumer Staples — 2.0%
Food Products — 2.0%
Ingredion, Inc.	5,045	510,453

Energy — 6.4%
Oil, Gas & Consumable Fuels — 6.4%
Energen Corp. (a)	11,400	820,458
EQT Corp.	7,920	269,042
Pioneer Natural Resources Co.	3,550	522,809
		1,612,309
Financials — 17.5%
Banks — 6.5%
KeyCorp	32,585	591,744
M&T Bank Corp.	2,475	409,390
Pinnacle Financial Partners, Inc.	12,195	637,798
		1,638,932
Consumer Finance — 1.6%
Synchrony Financial	13,620	393,346

Insurance — 9.4%
Allstate Corp. (The)	9,835	941,406
Hanover Insurance Group, Inc. (The)	5,935	661,040
Lincoln National Corp.	13,035	784,577
		2,387,023
Health Care — 2.9%
Health Care Providers & Services — 2.9%
Quest Diagnostics, Inc.	7,746	728,976

34	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.9% (Continued)	Shares	Value
Industrials — 17.4%
Construction & Engineering — 2.8%
Jacobs Engineering Group, Inc.	9,370	$703,593

Electrical Equipment — 2.5%
Rockwell Automation, Inc.	3,785	623,503

Machinery — 3.5%
Snap-on, Inc.	5,700	877,458

Marine — 3.7%
Kirby Corp. (a)	12,988	934,357

Professional Services — 3.1%
IHS Markit Ltd. (a)	15,070	791,627

Road & Rail — 1.8%
J.B. Hunt Transport Services, Inc.	4,180	462,350

Information Technology — 6.4%
Electronic Equipment, Instruments & Components — 3.2%
Dolby Laboratories, Inc. - Class A	11,585	797,164

IT Services — 3.2%
Teradata Corp. (a)	22,479	818,236

Materials — 6.2%
Chemicals — 3.4%
Valvoline, Inc.	43,048	857,516

Construction Materials — 2.8%
Vulcan Materials Co.	7,150	723,151

Real Estate — 12.4%
Equity Real Estate Investment Trusts (REITs) — 12.4%
American Campus Communities, Inc.	13,080	516,791
Duke Realty Corp.	36,925	1,018,022
Host Hotels & Resorts, Inc.	32,285	616,966
Mid-America Apartment Communities, Inc.	5,700	556,947
Retail Properties of America, Inc. - Class A	35,600	436,812
		3,145,538

See accompanying notes to financial statements.	35

CHARTWELL MID CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.9% (Continued)	Shares	Value
Utilities — 11.9%
Multi-Utilities — 11.9%
Ameren Corp.	11,945	$771,408
CMS Energy Corp.	17,610	872,047
Public Service Enterprise Group, Inc.	13,995	747,753
Vectren Corp.	8,760	626,603
		3,017,811

Total Common Stocks (Cost $24,472,237)		$23,767,194

MONEY MARKET FUNDS — 1.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (b) (Cost $352,760)	352,760	$352,760

Investments at Value — 95.3% (Cost $24,824,997)		$24,119,954

Other Assets in Excess of Liabilities — 4.7%		1,201,690

Net Assets — 100.0%		$25,321,644

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of October 31, 2018.

36	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of October 31, 2018 (Unaudited)

Security Type / Sector	Percent of Total Net Assets
Common Stocks
Financials	17.5%
Industrials	17.4%
Real Estate	12.4%
Utilities	11.9%
Consumer Discretionary	10.8%
Information Technology	6.4%
Energy	6.4%
Materials	6.2%
Health Care	2.9%
Consumer Staples	2.0%
Total Common Stocks	93.9%
Money Market Funds	1.4%
Investments	95.3%
Other Assets in Excess of Liabilities	4.7%
Net Assets	100.0%

See accompanying notes to financial statements.	37

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS October 31, 2018
COMMON STOCKS — 97.3%	Shares	Value
Communication Services — 1.7%
Media — 1.7%
Scholastic Corp.	86,940	$3,771,457

Consumer Discretionary — 6.9%
Hotels, Restaurants & Leisure — 3.7%
Cheesecake Factory, Inc. (The)	75,507	3,650,008
Denny's Corp. (a)	280,110	4,859,909
		8,509,917
Household Durables — 0.9%
TRI Pointe Group, Inc. (a)	176,860	2,104,634

Textiles, Apparel & Luxury Goods — 2.3%
Oxford Industries, Inc.	24,250	2,157,765
Wolverine World Wide, Inc.	87,745	3,085,991
		5,243,756
Consumer Staples — 1.7%
Food Products — 1.7%
Lancaster Colony Corp.	23,215	3,978,587

Energy — 3.2%
Oil, Gas & Consumable Fuels — 3.2%
Ring Energy, Inc. (a)	305,433	2,177,737
SRC Energy, Inc. (a)	397,800	2,816,424
WildHorse Resource Development Corp. (a)	112,931	2,395,267
		7,389,428
Financials — 27.1%
Banks — 19.2%
Columbia Banking System, Inc.	97,770	3,626,289
CVB Financial Corp.	118,600	2,591,410
FCB Financial Holdings, Inc. - Class A (a)	49,935	1,953,956
First Financial Bancorp	128,390	3,359,966
First Midwest Bancorp, Inc.	130,175	2,988,818
FNB Corp.	159,102	1,882,177
Hope Bancorp, Inc.	169,260	2,450,885
Independent Bank Group, Inc.	63,268	3,663,850
Renasant Corp.	78,825	2,749,416
Sandy Spring Bancorp, Inc.	64,475	2,292,086
South State Corp.	45,770	3,097,256
TowneBank	103,417	2,909,120
UMB Financial Corp.	40,220	2,568,047

38	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.3% (Continued)	Shares	Value
Financials — 27.1% (Continued)
Banks — 19.2% (Continued)
Umpqua Holdings Corp.	140,113	$2,690,170
United Bankshares, Inc.	60,550	2,008,443
United Community Banks, Inc.	126,795	3,153,392
		43,985,281
Consumer Finance — 1.6%
PRA Group, Inc. (a)	119,170	3,675,203

Insurance — 6.3%
American Equity Investment Life Holding Co.	100,713	3,144,260
Argo Group International Holdings Ltd.	88,272	5,438,438
Selective Insurance Group, Inc.	88,132	5,715,360
		14,298,058
Health Care — 4.6%
Biotechnology — 0.7%
Eagle Pharmaceuticals, Inc. (a)	35,160	1,731,278

Health Care Providers & Services — 2.6%
LHC Group, Inc. (a)	64,109	5,861,486

Life Sciences Tools & Services — 1.3%
Medpace Holdings, Inc. (a)	57,437	2,992,468

Industrials — 23.6%
Air Freight & Logistics — 1.1%
Hub Group, Inc. - Class A (a)	56,405	2,584,477

Commercial Services & Supplies — 3.8%
Interface, Inc.	131,060	2,134,967
Knoll, Inc.	125,316	2,487,523
Matthews International Corp. - Class A	39,420	1,640,660
McGrath RentCorp	47,109	2,515,150
		8,778,300
Construction & Engineering — 1.2%
Dycom Industries, Inc. (a)	39,840	2,704,339

Machinery — 11.9%
Altra Industrial Motion Corp.	68,795	2,220,015
Barnes Group, Inc.	57,025	3,227,615
EnPro Industries, Inc.	24,758	1,539,948

See accompanying notes to financial statements.	39

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 23.6% (Continued)
Machinery — 11.9% (Continued)
ESCO Technologies, Inc.	94,340	$5,775,495
Franklin Electric Co., Inc.	54,180	2,298,315
Harsco Corp. (a)	124,875	3,430,316
ITT, Inc.	88,375	4,462,937
Lydall, Inc. (a)	44,706	1,335,368
Mueller Water Products, Inc. - Series A	274,360	2,814,934
		27,104,943
Professional Services — 2.9%
Korn/Ferry International	74,565	3,365,864
TrueBlue, Inc. (a)	138,445	3,229,922
		6,595,786
Road & Rail — 1.3%
Saia, Inc. (a)	47,735	3,000,622

Trading Companies & Distributors — 1.4%
Rush Enterprises, Inc. - Class A	88,435	3,129,715

Information Technology — 12.0%
Electronic Equipment, Instruments & Components — 2.0%
Plexus Corp. (a)	78,805	4,602,212

IT Services — 4.4%
CACI International, Inc. - Class A (a)	28,095	5,013,834
ManTech International Corp. - Class A	86,785	4,971,045
		9,984,879
Semiconductors & Semiconductor Equipment — 3.6%
Diodes, Inc. (a)	74,724	2,255,917
Integrated Device Technology, Inc. (a)	129,060	6,041,299
		8,297,216
Software — 2.0%
CommVault Systems, Inc. (a)	47,440	2,761,957
Progress Software Corp.	54,987	1,767,282
		4,529,239
Materials — 4.0%
Chemicals — 1.7%
Innophos Holdings, Inc.	46,385	1,359,081
Minerals Technologies, Inc.	46,722	2,558,029
		3,917,110

40	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.3% (Continued)	Shares	Value
Materials — 4.0% (Continued)
Construction Materials — 1.0%
Eagle Materials, Inc.	32,015	$2,363,988

Paper & Forest Products — 1.3%
PH Glatfelter Co.	166,036	2,972,044

Real Estate — 6.8%
Equity Real Estate Investment Trusts (REITs) — 6.8%
Empire State Realty Trust, Inc. - Class A	102,940	1,632,628
First Industrial Realty Trust, Inc.	98,825	3,033,928
Healthcare Realty Trust, Inc.	115,651	3,222,037
Kite Realty Group Trust	63,337	1,003,258
Pebblebrook Hotel Trust	79,655	2,685,170
PS Business Parks, Inc.	30,272	3,953,523
		15,530,544
Utilities — 5.7%
Electric Utilities — 1.5%
El Paso Electric Co.	59,970	3,421,289

Gas Utilities — 1.5%
Southwest Gas Holdings, Inc.	43,685	3,375,540

Multi-Utilities — 2.7%
Black Hills Corp.	38,137	2,269,151
NorthWestern Corp.	68,393	4,018,773
		6,287,924

Total Common Stocks (Cost $206,830,594)		$222,721,720

See accompanying notes to financial statements.	41

CHARTWELL SMALL CAP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (b) (Cost $3,141,693)	3,141,693	$3,141,693

Investments at Value — 98.7% (Cost $209,972,287)		$225,863,413

Other Assets in Excess of Liabilities — 1.3%		2,915,847

Net Assets — 100.0%		$228,779,260

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of October 31, 2018.

42	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND
SUMMARY OF INVESTMENTS
As of October 31, 2018 (Unaudited)

Security Type / Sector	Percent of Total Net Assets
Common Stocks
Financials	27.1%
Industrials	23.6%
Information Technology	12.0%
Consumer Discretionary	6.9%
Real Estate	6.8%
Utilities	5.7%
Health Care	4.6%
Materials	4.0%
Energy	3.2%
Consumer Staples	1.7%
Communication Services	1.7%
Total Common Stocks	97.3%
Money Market Funds	1.4%
Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Net Assets	100.0%

See accompanying notes to financial statements.	43

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS October 31, 2018
CORPORATE BONDS — 95.9%	Par Value	Value
Communication Services — 9.9%
CCO Holdings, LLC, 5.25%, due 9/30/2022	$1,875,000	$1,884,375
Level 3 Financing, Inc., 5.375%, due 8/15/2022	1,875,000	1,879,687
Tegna, Inc., 5.125%, due 10/15/2019	1,272,000	1,268,820
Tegna, Inc., 5.125%, due 7/15/2020	605,000	605,000
T-Mobile USA, Inc., 4.00%, due 4/15/2022	1,865,000	1,841,688
		7,479,570
Consumer Discretionary — 12.4%
Fiat Chrysler Automobiles N.V., 4.50%, due 4/15/2020	1,875,000	1,879,688
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, due 4/15/2021	1,875,000	1,873,763
Group 1 Automotive, Inc., 5.00%, due 6/1/2022	1,876,000	1,829,100
Lennar Corp., 4.50%, due 11/15/2019	1,875,000	1,882,031
MGM Resorts International, 8.625%, due 2/1/2019	1,875,000	1,889,062
		9,353,644
Energy — 14.8%
Antero Resources Corp., 5.375%, due 11/1/2021	1,875,000	1,877,344
DCP Midstream Operating, L.P., 5.35%, due 3/15/2020 (a)	1,740,000	1,759,575
Energy Transfer Equity, L.P., 7.50%, due 10/15/2020	1,875,000	1,985,156
Sabine Pass Liquefaction, LLC, 5.625%, due 2/1/2021	1,875,000	1,940,115
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp., 4.125%, due 11/15/2019	1,780,000	1,780,000
Vistra Energy Corp., 7.375%, due 11/1/2022	1,746,000	1,811,475
		11,153,665
Financials — 11.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, due 10/30/2020	1,875,000	1,903,590
CIT Group, Inc., 5.375%, due 5/15/2020	1,460,000	1,499,274
Navient Corp., 5.50%, due 1/15/2019	1,810,000	1,816,787
SLM Corp., 5.125%, due 4/5/2022	1,745,000	1,736,275
Starwood Property Trust, 5.00%, due 12/15/2021	1,875,000	1,865,625
		8,821,551
Health Care — 7.6%
Centene Corp., 5.625%, due 2/15/2021	1,875,000	1,903,125
HCA, Inc., 5.875%, due 3/15/2022	1,873,000	1,959,626
Tenet Healthcare Corp., 6.00%, due 10/1/2020	1,875,000	1,920,094
		5,782,845
Industrials — 15.0%
ADT Corp. (The), 6.25%, due 10/15/2021	1,875,000	1,931,250
Aircastle Ltd., 6.25%, due 12/1/2019	1,875,000	1,926,938
Arconic, Inc., 5.40%, due 4/15/2021	1,875,000	1,893,750
CNH Industrial Capital, LLC, 4.375%, due 11/6/2020	1,875,000	1,894,920

44	See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 95.9% (Continued)	Par Value	Value
Industrials — 15.0% (Continued)
Icahn Enterprises, L.P., 6.00%, due 8/1/2020	$1,875,000	$1,891,406
Pitney Bowes, Inc., 3.875%, due 10/1/2021 (c)	1,875,000	1,781,250
		11,319,514
Information Technology — 2.5%
Dell International, LLC/EMC Corp., 5.875%, due 6/15/2021 (a)	1,875,000	1,900,822

Materials — 12.3%
ArcelorMittal, 5.25%, due 8/5/2020 (b)	220,000	225,127
ArcelorMittal, 5.50%, due 3/1/2021 (b)	1,659,000	1,717,288
Ball Corp., 5.00%, due 3/15/2022	1,875,000	1,903,125
Crown Americas Capital Corp. IV, 4.50%, due 1/15/2023	1,875,000	1,837,500
PolyOne Corp., 5.25%, due 3/15/2023	1,745,000	1,745,000
Steel Dynamics, Inc., 5.125%, due 10/1/2021	1,875,000	1,884,375
		9,312,415
Real Estate — 7.3%
Equinix, Inc., 5.375%, due 1/1/2022	1,875,000	1,912,500
iStar, Inc., 4.625%, due 9/15/2020	1,780,000	1,766,650
Sabra Health Care, L.P./Sabra Capital Corp., 5.50%, due 2/1/2021	1,780,000	1,803,362
		5,482,512
Utilities — 2.4%
AES Corp., 4.00%, due 3/15/2021	1,875,000	1,856,250

Total Corporate Bonds (Cost $73,312,718)		$72,462,788

See accompanying notes to financial statements.	45

CHARTWELL SHORT DURATION HIGH YIELD FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (d) (Cost $1,289,291)	1,289,291	$1,289,291

Investments at Value — 97.6% (Cost $74,602,009)		$73,752,079

Other Assets in Excess of Liabilities — 2.4%		1,783,678

Net Assets — 100.0%		$75,535,757

(a)

Security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $3,660,397 as of October 31, 2018, representing 4.8% of net assets.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2018. These variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(c)	Step coupon. Rate shown is the coupon in effect as of October 31, 2018.
(d)	The rate shown is the 7-day effective yield as of October 31, 2018.
N.V. – Naamloze Vennootschap

46	See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND
SUMMARY OF INVESTMENTS
As of October 31, 2018 (Unaudited)

Security Type / Sector	Percent of Total Net Assets
Corporate Bonds
Industrials	15.0%
Energy	14.8%
Consumer Discretionary	12.4%
Materials	12.3%
Financials	11.7%
Communication Services	9.9%
Health Care	7.6%
Real Estate	7.3%
Information Technology	2.5%
Utilities	2.4%
Total Corporate Bonds	95.9%
Money Market Funds	1.7%
Investments	97.6%
Other Assets in Excess of Liabilities	2.4%
Net Assets	100.0%

See accompanying notes to financial statements.	47

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS October 31, 2018
COMMON STOCKS — 92.7%	Shares	Value
Communication Services — 2.3%
Diversified Telecommunication Services — 2.3%
Vonage Holdings Corp. (a)	31,629	$419,401

Consumer Discretionary — 20.0%
Diversified Consumer Services — 3.5%
Grand Canyon Education, Inc. (a)	2,398	299,030
Strategic Education, Inc.	2,613	328,768
		627,798
Hotels, Restaurants & Leisure — 7.8%
Boyd Gaming Corp.	4,563	121,193
Eldorado Resorts, Inc. (a)	13,223	482,639
PlayAGS, Inc. (a)	13,323	323,083
Red Robin Gourmet Burgers, Inc. (a)	2,026	61,185
Red Rock Resorts, Inc. - Class A	3,956	91,542
Sonic Corp.	2,200	95,216
Texas Roadhouse, Inc.	3,493	211,187
		1,386,045
Household Durables — 0.9%
Lovesac Co. (The) (a)	1,538	29,284
Roku, Inc. (a)	2,459	136,720
		166,004
Internet Software & Services — 0.5%
Etsy, Inc. (a)	2,019	85,848

Leisure Products — 0.8%
Callaway Golf Co.	6,716	143,723

Multi-Line Retail — 2.1%
Ollie's Bargain Outlet Holdings, Inc. (a)	3,997	371,321

Specialty Retail — 3.7%
Burlington Stores, Inc. (a)	1,299	222,765
Children's Place, Inc. (The)	1,162	173,603
Five Below, Inc. (a)	2,311	263,038
		659,406
Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp. (a)	958	121,829

48	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.7% (Continued)	Shares	Value
Consumer Staples — 3.4%
Beverages — 0.6%
National Beverage Corp. (a)	1,235	$114,176

Food & Staples Retailing — 1.1%
Sprouts Farmers Market, Inc. (a)	7,124	191,564

Food Products — 0.6%
Nomad Foods Ltd. (a)	5,676	108,411

Personal Products — 1.1%
Medifast, Inc.	932	197,286

Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Matador Resources Co. (a)	6,130	176,789

Financials — 8.8%
Banks — 4.4%
Cadence BanCorp.	11,724	258,631
CenterState Bank Corp.	6,681	164,219
Triumph Bancorp, Inc. (a)	3,143	112,708
Webster Financial Corp.	1,613	94,909
Western Alliance Bancorp (a)	3,098	149,448
		779,915
Capital Markets — 1.6%
Evercore, Inc. - Class A	1,912	156,191
Moelis & Co. - Class A	3,198	129,072
		285,263
Consumer Finance — 0.9%
Green Dot Corp. - Class A (a)	2,180	165,113

Insurance — 1.9%
American Equity Investment Life Holding Co.	7,447	232,495
Selective Insurance Group, Inc.	1,606	104,149
		336,644
Health Care — 27.3%
Biotechnology — 7.0%
Arena Pharmaceuticals, Inc. (a)	4,270	152,268
Atara Biotherapeutics, Inc. (a)	1,715	58,601
CareDx, Inc. (a)	2,955	77,155
FibroGen, Inc. (a)	1,680	72,022

See accompanying notes to financial statements.	49

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.7% (Continued)	Shares	Value
Health Care — 27.3% (Continued)
Biotechnology — 7.0% (Continued)
G1 Therapeutics, Inc. (a)	4,256	$170,283
Heron Therapeutics, Inc. (a)	2,475	68,706
Loxo Oncology, Inc. (a)	623	95,107
Nightstar Therapeutics plc (a)	1,664	16,806
Sage Therapeutics, Inc. (a)	1,451	186,715
Sarepta Therapeutics, Inc. (a)	1,729	231,271
Vericel Corp. (a)	4,895	54,579
Xencor, Inc. (a)	2,062	67,469
		1,250,982
Health Care Equipment & Supplies — 11.1%
Avanos Medical, Inc. (a)	3,023	171,102
Globus Medical, Inc. - Class A (a)	3,281	173,401
ICU Medical, Inc. (a)	971	247,343
Inogen, Inc. (a)	1,098	208,148
Insulet Corp. (a)	5,777	509,589
Integra LifeSciences Holdings Corp. (a)	1,538	82,391
LivaNova plc (a)	866	96,983
Quidel Corp. (a)	4,198	270,183
STAAR Surgical Co. (a)	1,828	73,321
Tandem Diabetes Care, Inc. (a)	3,787	142,429
		1,974,890
Health Care Providers & Services — 2.4%
Addus HomeCare Corp. (a)	2,595	169,972
Encompass Health Corp.	2,532	170,404
LHC Group, Inc. (a)	834	76,253
		416,629
Health Care Technology — 0.3%
Teladoc Health, Inc. (a)	802	55,611

Life Sciences Tools & Services — 4.1%
ICON plc (a)	3,154	435,504
PRA Health Sciences, Inc. (a)	3,101	300,394
		735,898
Pharmaceuticals — 2.4%
Aerie Pharmaceuticals, Inc. (a)	1,200	63,816
Catalent, Inc. (a)	3,696	149,097
MyoKardia, Inc. (a)	1,492	78,986
Odonate Therapeutics, Inc. (a)	1,502	21,779
Zogenix, Inc. (a)	2,612	109,077
		422,755

50	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.7% (Continued)	Shares	Value
Industrials — 8.8%
Aerospace & Defense — 1.8%
BWX Technologies, Inc.	2,338	$136,680
HEICO Corp.	2,247	188,366
		325,046
Construction & Engineering — 0.5%
NV5 Global, Inc. (a)	1,219	95,167

Electrical Equipment — 1.1%
TPI Composites, Inc. (a)	8,020	202,585

Machinery — 2.7%
Chart Industries, Inc. (a)	1,961	133,446
Kadant, Inc.	1,123	110,840
Oshkosh Corp.	2,819	158,259
RBC Bearings, Inc. (a)	524	77,384
		479,929
Professional Services — 2.7%
ASGN, Inc. (a)	7,046	472,646

Information Technology — 17.0%
IT Services — 4.6%
Evo Payments, Inc. - Class A (a)	5,238	124,350
InterXion Holding N.V. (a)	5,210	306,713
ManTech International Corp. - Class A	3,597	206,036
Travelport Worldwide Ltd.	12,066	180,507
		817,606
Semiconductors & Semiconductor Equipment — 1.3%
Monolithic Power Systems, Inc.	1,937	228,799

Software — 11.1%
Apptio, Inc. - Class A (a)	5,110	132,349
Everbridge, Inc. (a)	2,138	108,674
Five9, Inc. (a)	5,542	218,133
Paylocity Holding Corp. (a)	2,621	172,436
Proofpoint, Inc. (a)	1,608	146,248
Rapid7, Inc. (a)	12,320	446,477
RingCentral, Inc. - Class A (a)	2,827	219,743
SailPoint Technology Holdings, Inc. (a)	6,495	169,130

See accompanying notes to financial statements.	51

CHARTWELL SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.7% (Continued)	Shares	Value
Information Technology — 17.0% (Continued)
Software — 11.1% (Continued)
Talend S.A. - ADR (a)	2,215	$137,219
Trade Desk, Inc. (The) - Class A (a)	701	86,608
Varonis Systems, Inc. (a)	2,376	145,102
		1,982,119
Materials — 2.2%
Chemicals — 2.2%
Ingevity Corp. (a)	2,388	217,499
Quaker Chemical Corp.	960	172,704
		390,203
Real Estate — 1.9%
Equity Real Estate Investment Trusts (REITs) — 1.9%
CyrusOne, Inc.	2,305	122,695
Easterly Government Properties, Inc.	4,332	78,713
MGM Growth Properties, LLC - Class A	4,732	133,868
		335,276

Total Common Stocks (Cost $15,611,568)		$16,522,677

MONEY MARKET FUNDS — 7.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.06% (b) (Cost $1,374,501)	1,374,501	$1,374,501

Investments at Value — 100.4% (Cost $16,986,069)		$17,897,178

Liabilities in Excess of Other Assets — (0.4%)		(76,593)

Net Assets — 100.0%		$17,820,585

(a) Non-income producing security.
(b) The rate shown is the 7-day effective yield as of October 31, 2018.
ADR – American Depositary Receipt
plc – Public Limited Company
N.V. – Naamloze Vennootschap
S.A. – Societe Anonyme

52	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND
SUMMARY OF INVESTMENTS
As of October 31, 2018 (Unaudited)

Security Type / Sector	Percent of Total Net Assets
Common Stocks
Health Care	27.3%
Consumer Discretionary	20.0%
Information Technology	17.0%
Financials	8.8%
Industrials	8.8%
Consumer Staples	3.4%
Communication Services	2.3%
Materials	2.2%
Real Estate	1.9%
Energy	1.0%
Total Common Stocks	92.7%
Money Market Funds	7.7%
Investments	100.4%
Liabilities in Excess of Other Assets	(0.4%)
Net Assets	100.0%

See accompanying notes to financial statements.	53

CHARTWELL FUNDS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2018
	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund
ASSETS
Investments at cost	$1,480,259,249	$24,824,997	$209,972,287
Investments at value (Notes 2 and 7)	$1,451,270,462	$24,119,954	$225,863,413
Cash (a)	1,012,295	—	3,003,725
Receivable for investment securities sold	51,766,143	—	—
Receivable for capital shares sold	878,612	1,225,000	142,445
Dividends and interest receivable	11,410,828	4,919	73,733
Other assets	66,079	14,370	26,124
TOTAL ASSETS	1,516,404,419	25,364,243	229,109,440

LIABILITIES
Payable for investment securities purchased	21,300,754	—	—
Payable for capital shares redeemed	3,949,813	11,650	110,092
Payable to Advisor (Note 3)	610,731	4,544	178,398
Payable to administrator (Note 3)	59,400	4,900	12,300
Other accrued expenses	188,821	21,505	29,390
TOTAL LIABILITIES	26,109,519	42,599	330,180

NET ASSETS	$1,490,294,900	$25,321,644	$228,779,260

NET ASSETS CONSIST OF:
Paid-in capital	$1,483,240,855	$24,442,874	$198,181,324
Accumulated earnings	7,054,045	878,770	30,597,936
NET ASSETS	$1,490,294,900	$25,321,644	$228,779,260
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value of $0.01)	113,040,135	1,680,028	12,176,740
Net asset value, offering price and redemption price per share (Note 2)	$13.18	$15.07	$18.79

(a)

Includes $1,000,000 and $3,000,000 held in an interest-bearing deposit account for the Berwyn Income Fund and the Chartwell Small Cap Value Fund, respectively. The rate earned as of October 31, 2018 is 2.06% (Note 2(e)).

54	See accompanying notes to financial statements.

CHARTWELL FUNDS STATEMENTS OF ASSETS AND LIABILITIES October 31, 2018 (Continued)
	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
ASSETS
Investments at cost	$74,602,009	$16,986,069
Investments at value (Notes 2 and 7)	$73,752,079	$17,897,178
Cash	168	—
Receivable for investment securities sold	—	50,177
Receivable for capital shares sold	1,100,000	—
Dividends and interest receivable	870,521	4,817
Due from Advisor (Note 3)	—	2,981
Other assets	19,116	10,959
TOTAL ASSETS	75,741,884	17,966,112

LIABILITIES
Payable for investment securities purchased	—	123,417
Payable for capital shares redeemed	170,300	—
Payable to Advisor (Note 3)	6,182	—
Payable to administrator (Note 3)	6,400	4,600
Other accrued expenses	23,245	17,510
TOTAL LIABILITIES	206,127	145,527

NET ASSETS	$75,535,757	$17,820,585

NET ASSETS CONSIST OF:
Paid-in capital	$77,164,743	$16,960,458
Accumulated earnings (deficit)	(1,628,986)	860,127
NET ASSETS	$75,535,757	$17,820,585
Shares of beneficial interest outstanding (unlimited number of shares authorized, par value of $0.01)	7,969,783	1,542,916
Net asset value, offering price and redemption price per share (Note 2)	$9.48	$11.55

See accompanying notes to financial statements.	55

CHARTWELL FUNDS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2018
	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund
INVESTMENT INCOME
Dividends (Note 8)	$15,679,622	$399,431	$2,849,664
Foreign withholding taxes on dividends	(225,378)	—	—
Interest	30,830,291	—	4,827
TOTAL INVESTMENT INCOME	46,284,535	399,431	2,854,491

EXPENSES
Investment advisory fees (Note 3)	7,896,961	164,242	1,933,719
Transfer agent fees and expenses (Note 3)	1,174,449	29,973	35,487
Fund administration fees (Note 3)	760,870	32,642	106,657
Fund accounting fees (Note 3)	227,043	25,128	47,669
Professional fees	173,535	18,128	39,849
Custodian and bank service fees	144,620	8,646	26,025
Printing of shareholder reports	89,560	4,312	41,275
Registration and filing fees	58,119	28,001	31,950
Insurance fees	71,525	1,136	9,069
Trustees’ fees and expenses (Note 3)	26,358	26,554	26,503
Other expenses	50,623	4,766	10,156
TOTAL EXPENSES	10,673,663	343,528	2,308,359
Less fee reductions by the Advisor (Note 3)	(511,320)	(113,414)	(50,320)
NET EXPENSES	10,162,343	230,114	2,258,039

NET INVESTMENT INCOME	36,122,192	169,317	596,452

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	42,041,712	1,457,980	14,476,892
Net change in unrealized appreciation (depreciation) on investments	(62,199,685)	(1,941,773)	(21,141,047)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(20,157,973)	(483,793)	(6,664,155)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,964,219	$(314,476)	$(6,067,703)

56	See accompanying notes to financial statements.

CHARTWELL FUNDS STATEMENTS OF OPERATIONS For the Year Ended October 31, 2018 (Continued)
	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
INVESTMENT INCOME
Dividends	$24,920	$91,727
Interest	1,829,341	—
TOTAL INVESTMENT INCOME	1,854,261	91,727

EXPENSES
Investment advisory fees (Note 3)	203,504	130,854
Registration and filing fees	38,064	32,697
Fund administration fees (Note 3)	34,258	29,440
Fund accounting fees (Note 3)	33,920	27,929
Trustees’ fees and expenses (Note 3)	26,176	30,667
Professional fees	23,112	16,112
Transfer agent fees and expenses (Note 3)	21,481	15,505
Offering costs (Note 2)	—	26,712
Custodian and bank service fees	10,481	10,844
Printing of shareholder reports	2,794	6,675
Insurance fees	5,123	445
Other expenses	8,459	4,265
TOTAL EXPENSES	407,372	332,145
Less fee reductions by the Advisor (Note 3)	(158,590)	(130,854)
Other expenses reimbursed by the Advisor	—	(39,725)
NET EXPENSES	248,782	161,566

NET INVESTMENT INCOME (LOSS)	1,605,479	(69,839)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investment transactions	(71,437)	98,488
Net change in unrealized appreciation (depreciation) on investments	(1,107,265)	651,691
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(1,178,702)	750,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$426,777	$680,340

See accompanying notes to financial statements.	57

BERWYN INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
FROM OPERATIONS
Net investment income	$36,122,192	$30,523,260
Net realized gains from affiliated and unaffiliated investment transactions	42,041,712	43,644,642
Net change in unrealized appreciation (depreciation) on affiliated and unaffiliated investments	(62,199,685)	(6,483,658)
Net increase in net assets resulting from operations	15,964,219	67,684,244

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(87,029,297)	(46,832,787)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	245,057,231	316,338,992
Reinvestment of distributions to shareholders	83,791,853	44,912,261
Proceeds from redemption fees collected (Note 2)	8,778	6,372
Payments for shares redeemed	(439,357,509)	(421,572,900)
Net decrease in net assets from capital share transactions	(110,499,647)	(60,315,275)

TOTAL DECREASE IN NET ASSETS	(181,564,725)	(39,463,818)

NET ASSETS
Beginning of year	1,671,859,625	1,711,323,443
End of year	$1,490,294,900	$1,671,859,625

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	18,113,539	23,015,447
Shares issued in reinvestment of distributions to shareholders	6,239,835	3,284,678
Shares redeemed	(32,441,049)	(30,656,603)
Net decrease in shares outstanding	(8,087,675)	(4,356,478)
Shares outstanding, beginning of year	121,127,810	125,484,288
Shares outstanding, end of year	113,040,135	121,127,810

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended October 31, 2017, distributions to shareholders consisted of $27,904,142 from net investment income and $18,928,645 from net realized gains from investment transactions. As of October 31, 2017, undistributed net investment income was $1,952,247.

58	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
FROM OPERATIONS
Net investment income	$169,317	$213,400
Net realized gains from investment transactions	1,457,980	4,288,894
Net change in unrealized appreciation (depreciation) on investments	(1,941,773)	58,935
Net increase (decrease) in net assets resulting from operations	(314,476)	4,561,229

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(4,455,548)	(721,665)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,779,969	5,057,276
Reinvestment of distributions to shareholders	4,444,020	719,293
Proceeds from redemption fees collected (Note 2)	—	437
Payments for shares redeemed	(8,406,714)	(5,053,940)
Net increase in net assets from capital share transactions	6,817,275	723,066

TOTAL INCREASE IN NET ASSETS	2,047,251	4,562,630

NET ASSETS
Beginning of year	23,274,393	18,711,763
End of year	$25,321,644	$23,274,393

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	663,324	292,489
Shares issued in reinvestment of distributions to shareholders	281,267	43,149
Shares redeemed	(519,212)	(291,363)
Net increase in shares outstanding	425,379	44,275
Shares outstanding, beginning of year	1,254,649	1,210,374
Shares outstanding, end of year	1,680,028	1,254,649

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended October 31, 2017, distributions to shareholders consisted of $325,588 from net investment income and $396,077 from net realized gains from investment transactions. As of October 31, 2017, undistributed net investment income was $129,671.

See accompanying notes to financial statements.	59

CHARTWELL SMALL CAP VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
FROM OPERATIONS
Net investment income	$596,452	$463,159
Net realized gains from investment transactions	14,476,892	9,543,327
Net change in unrealized appreciation (depreciation) on investments	(21,141,047)	26,233,454
Net increase (decrease) in net assets resulting from operations	(6,067,703)	36,239,940

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(7,362,470)	(883,350)

FROM CAPITAL SHARE TRANSACTIONS
Net assets received in conjunction with fund merger (Note 1)	79,889,004	—
Proceeds from shares sold	43,514,398	35,615,660
Reinvestment of distributions to shareholders	5,808,614	759,694
Proceeds from redemption fees collected (Note 2)	906	159
Payments for shares redeemed	(52,541,148)	(68,976,327)
Net increase (decrease) in net assets from capital share transactions	76,671,774	(32,600,814)

TOTAL INCREASE IN NET ASSETS	63,241,601	2,755,776

NET ASSETS
Beginning of year	165,537,659	162,781,883
End of year	$228,779,260	$165,537,659

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares received in conjunction with fund merger (Note 1)	4,032,734	—
Shares sold	2,172,806	1,909,179
Shares issued in reinvestment of distributions to shareholders	293,661	40,174
Shares redeemed	(2,571,800)	(3,719,094)
Net increase (decrease) in shares outstanding	3,927,401	(1,769,741)
Shares outstanding, beginning of year	8,249,339	10,019,080
Shares outstanding, end of year	12,176,740	8,249,339

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended October 31, 2017, distributions to shareholders consisted of $883,350 from net investment income. As of October 31, 2017, undistributed net investment income was $228,474.

60	See accompanying notes to financial statements.

CHARTWELL SHORT DURATION HIGH YIELD FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017(a)
FROM OPERATIONS
Net investment income	$1,605,479	$812,987
Net realized gains (losses) from investment transactions	(71,437)	185,225
Net change in unrealized appreciation (depreciation) on investments	(1,107,265)	12,660
Net increase in net assets resulting from operations	426,777	1,010,872

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(1,612,434)	(825,642)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	42,769,054	14,200,961
Reinvestment of distributions to shareholders	1,589,804	787,297
Payments for shares redeemed	(2,828,085)	(1,332,338)
Net increase in net assets from capital share transactions	41,530,773	13,655,920

TOTAL INCREASE IN NET ASSETS	40,345,116	13,841,150

NET ASSETS
Beginning of year	35,190,641	21,349,491
End of year	$75,535,757	$35,190,641

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,477,408	1,459,672
Shares issued in reinvestment of distributions to shareholders	166,614	81,317
Shares redeemed	(296,227)	(137,520)
Net increase in shares outstanding	4,347,795	1,403,469
Shares outstanding, beginning of year	3,621,988	2,218,519
Shares outstanding, end of year	7,969,783	3,621,988

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended October 31, 2017, distributions to shareholders consisted of $825,642 from net investment income. As of October 31, 2017, undistributed net investment income was $0.

See accompanying notes to financial statements.	61

CHARTWELL SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended October 31, 2018	For the Period June 16, 2017* through October 31, 2017(a)
FROM OPERATIONS
Net investment loss	$(69,839)	$(7,524)
Net realized gains (losses) from investment transactions	98,488	(76,378)
Net change in unrealized appreciation (depreciation) on investments	651,691	259,418
Net increase in net assets resulting from operations	680,340	175,516

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 4)	(2,748)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,117,978	6,573,081
Reinvestment of distributions to shareholders	2,748	—
Payments for shares redeemed	(721,776)	(4,554)
Net increase in net assets from capital share transactions	10,398,950	6,568,527

TOTAL INCREASE IN NET ASSETS	11,076,542	6,744,043

NET ASSETS
Beginning of period	6,744,043	—
End of period	$17,820,585	$6,744,043

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	973,342	631,594
Shares issued in reinvestment of distributions to shareholders	245	—
Shares redeemed	(61,836)	(429)
Net increase in shares outstanding	911,751	631,165
Shares outstanding, beginning of period	631,165	—
Shares outstanding, end of period	1,542,916	631,165

*	Commencement of operations.
(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). As of October 31, 2017, accumulated net investment loss was ($4,359).

62	See accompanying notes to financial statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*
Net asset value at beginning of period	$13.80	$13.64	$12.85

Income (loss) from investment operations:
Net investment income	0.31	0.24 (a)	0.19	(a)
Net realized and unrealized gains (losses) on affiliated and unaffiliated investment transactions	(0.19)	0.29	0.79
Total from investment operations	0.12	0.53	0.98

Less distributions:
From net investment income	(0.30)	(0.22)	(0.19)
From net realized gains on investment transactions	(0.44)	(0.15)	—
Total distributions	(0.74)	(0.37)	(0.19)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$13.18	$13.80	$13.64

Total return (c)	0.88%	3.98%	7.68	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000,000’s)	$1,490	$1,672	$1,711

Ratio of total expenses to average net assets:
Before fees reduced	0.68%	0.67%	0.67	%(e)
After fees reduced (f)	0.64%	0.64%	0.66	%(e)
Ratio of net investment income to average net assets:
Before fees reduced	2.26%	1.75%	1.74	%(e)
After fees reduced (f)	2.29%	1.78%	1.75	%(e)

Portfolio turnover rate	75%	69%	72	%(d)

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Adviser not reduced its fees.

(d)	Not annualized.
(e)	Annualized.
(f)

Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund (Note 3).

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying notes to financial statements.	63

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value at beginning of period	$13.61		$14.01	$13.15

Income (loss) from investment operations:
Net investment income (a)	0.31		0.32	0.30
Net realized and unrealized gains (losses) on affiliated and unaffiliated investment transactions	(0.76)		0.15	1.76
Total from investment operations	(0.45)		0.47	2.06

Less distributions:
From net investment income	(0.31)		(0.34)	(0.30)
From net realized gains on investment transactions	(0.00	)(b)	(0.53)	(0.90)
Total distributions	(0.31)		(0.87)	(1.20)

Proceeds from redemption fees collected (Note 2)	0.00	(b)	0.00 (b)	0.00 (b)

Net asset value at end of period	$12.85		$13.61	$14.01

Total return (c)	(3.30	%)(d)	3.32%	15.83%

Ratios/Supplementary Data:
Net assets at end of period (000,000’s)	$1,742		$2,573	$2,117

Ratio of total expenses to average net assets	0.64%		0.61%	0.63%
Ratio of net investment income to average net assets	2.18%		2.28%	2.22%

Portfolio turnover rate	45%		45%	64%

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Fund received payment from the Advisor of $1,601,595 for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07%.

64	See accompanying notes to financial statements.

CHARTWELL MID CAP VALUE FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended October 31, 2018		For the Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*
Net asset value at beginning of period	$18.55		$15.46	$13.31

Income from investment operations:
Net investment income	0.11		0.16 (a)	0.20	(a)
Net realized and unrealized gains on investment transactions	0.03	(b)	3.48	1.95
Total from investment operations	0.14		3.64	2.15

Less distributions:
From net investment income	(0.14)		(0.25)	—
From net realized gains on investment transactions	(3.48)		(0.30)	—
Total distributions	(3.62)		(0.55)	—

Proceeds from redemption fees collected (Note 2)	—		0.00 (c)	0.00	(c)

Net asset value at end of period	$15.07		$18.55	$15.46

Total return (d)	(0.12%)		23.95%	16.15	%(e)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$25,322		$23,274	$18,712

Ratio of total expenses to average net assets:
Before fees waived/reduced	1.57%		1.71%	2.03	%(f)
After fees waived/reduced	1.05	%(g)	1.15%	1.19	%(f)(h)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.26%		0.37%	0.81	%(f)
After fees waived/reduced	0.77%		0.93%	1.65	%(f)

Portfolio turnover rate	65%		159%	38	%(e)

(a)	Based on average daily shares outstanding.
(b)

Net realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains (losses) in the Fund’s Statement of Operations due to share transactions for the period.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(e)	Not annualized.
(f)	Annualized.
(g)

Effective November 6, 2017, the Advisor has contractually agreed to reduce its fees and/or reimbursed other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. This agreement is in effect until July 17, 2019, and the Advisor will not seek recoupment of any advisory fee reductions or expense reimbursements prior to April 29, 2018. Prior to November 6, 2017, the annual operating expense limitation was 1.15% (Note 3).

(h)

The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.15% through June 30, 2017. Prior to May 1, 2016, the annual operating expense limitation was 1.25%.

*	Fiscal year changed to October 31, effective September 30, 2016.

See accompanying notes to financial statements.	65

CHARTWELL MID CAP VALUE FUND FINANCIAL HIGHLIGHTS (Continued)
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value at beginning of period	$15.83	$17.62	$13.95

Income (loss) from investment operations:
Net investment income (a)	0.12	0.12	0.14
Net realized and unrealized gains (losses) on investment transactions	(2.52)	(0.28)	5.24
Total from investment operations	(2.40)	(0.16)	5.38

Less distributions:
From net investment income	(0.12)	(0.12)	(0.14)
From net realized gains on investment transactions	—	(1.51)	(1.57)
Total distributions	(0.12)	(1.63)	(1.71)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value at end of period	$13.31	$15.83	$17.62

Total return (c)	(15.16%)	(0.97%)	38.64%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$16,817	$21,596	$19,760

Ratio of total expenses to average net assets:
Before fees reduced	1.81%	1.68%	1.76%
After fees reduced(d)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before fees reduced	0.24%	0.28%	0.34%
After fees reduced(d)	0.80%	0.71%	0.85%

Portfolio turnover rate	30%	38%	32%

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.25%.

66	See accompanying notes to financial statements.

CHARTWELL SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Net asset value at beginning of year	$20.07	$16.25	$15.38	$16.30	$15.23

Income (loss) from investment operations:
Net investment income	0.06	0.05 (a)	0.10 (a)	0.10 (a)	0.09 (a)
Net realized and unrealized gains (losses) on investment transactions	(0.45)	3.86	0.89	(0.59)	1.40
Total from investment operations	(0.39)	3.91	0.99	(0.49)	1.49

Less distributions:
From net investment income	(0.05)	(0.09)	(0.11)	(0.05)	(0.04)
From net realized gains on investment transactions	(0.84)	—	(0.01)	(0.38)	(0.39)
Total distributions	(0.89)	(0.09)	(0.12)	(0.43)	(0.43)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01

Net asset value at end of year	$18.79	$20.07	$16.25	$15.38	$16.30

Total return (c)	(2.18%)	24.09%	6.51%	(3.06%)	10.06%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$228,779	$165,538	$162,782	$148,071	$136,081

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.08%	1.14%	1.30%	1.48%	1.61%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets:
Before fees reduced and other expenses absorbed	0.25%	0.18%	0.42%	0.17%	(0.01%)
After fees reduced and other expenses absorbed (d)	0.28%	0.27%	0.67%	0.60%	0.55%

Portfolio turnover rate	19%	39%	22%	21%	157%

(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)

The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets (Note 3).

See accompanying notes to financial statements.	67

CHARTWELL SHORT DURATION HIGH YIELD FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Period July 15, 2014* through October 31, 2014
Net asset value at beginning of period	$9.72	$9.62	$9.58	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.29	0.31 (a)	0.33 (a)	0.29	(a)	0.09	(a)
Net realized and unrealized gains (losses) on investment transactions	(0.24)	0.11	0.06	(0.35)		(0.09)
Total from investment operations	0.05	0.42	0.39	(0.06)		0.00

Less distributions:
From net investment income	(0.29)	(0.32)	(0.33)	(0.28)		(0.08)
From net realized gains on investment transactions	—	—	(0.02)	—		—
Total distributions	(0.29)	(0.32)	(0.35)	(0.28)		(0.08)

Net asset value at end of period	$9.48	$9.72	$9.62	$9.58		$9.92

Total return (b)	0.55%	4.42%	4.29%	(0.61%)		0.02	%(c)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$75,536	$35,191	$21,349	$19,571		$10,580

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.80%	1.16%	1.50%	2.15%		2.78	%(d)
After fees reduced and other expenses absorbed (f)	0.49%	0.61%	0.65%	0.52	%(e)	0.00	%(d)(e)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.84%	2.70%	2.66%	1.32%		0.10	%(d)
After fees reduced and other expenses absorbed (f)	3.15%	3.25%	3.51%	2.95%		2.88	%(d)

Portfolio turnover rate	26%	62%	52%	40%		5	%(c)

*	Commencement of operations.
(a)	Based on average shares outstanding.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)

The Advisor reduced it investment advisory fees and paid all of the Fund's operating expenses through January 15, 2015. For the period January 16, 2015 through March 6, 2015, the Advisor agreed to an initial expense limitation which increased by 0.02% per day until the Fund reached its full contractual expense limitation.

(f)

Effective August 11, 2017, the Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limitation was 0.65% (Note 3).

68	See accompanying notes to financial statements.

CHARTWELL SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	For the Year Ended October 31, 2018		For the Period June 16, 2017* through October 31, 2017
Net asset value at beginning of period	$10.69		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)		(0.03	)(a)
Net realized and unrealized gains on investment transactions	0.90		0.72
Total from investment operations	0.86		0.69

Less distributions:
From net investment income	(0.00	)(b)	—

Net asset value at end of period	$11.55		$10.69

Total return (c)	8.07%		6.90	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$17,821		$6,744

Ratio of total expenses to average net assets:
Before fees reduced/waived and other expenses absorbed	2.15%		11.54	%(e)
After fees reduced/waived and other expenses absorbed (f)	1.05%		1.25	%(e)
Ratio of net investment loss to average net assets:
Before fees reduced/waived and other expenses absorbed	(1.56%)		(11.12	%)(e)
After fees reduced/waived and other expenses absorbed (f)	(0.45%)		(0.83	%)(e)

Portfolio turnover rate	97%		43	%(d)

*	Commencement of operations.
(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)

Effective November 6, 2017, the Advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets. This agreement is in effect until July 17, 2019, and the Advisor will not seek recoupment of any advisory fees reductions or expense reimbursements prior to April 29, 2018. Prior to November 6, 2017, the annual operating expense limitation was 1.25% (Note 3).

See accompanying notes to financial statements.	69

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2018

Note 1 – Organization

Berwyn Income Fund, Chartwell Mid Cap Value Fund (formerly known as the Berwyn Cornerstone Fund), Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of The Chartwell Funds, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Berwyn Income Fund’s primary investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. The Fund commenced investment operations on September 3, 1987.

The Chartwell Mid Cap Value Fund’s primary investment objective is to achieve long-term capital appreciation. The Fund commenced investment operations on May 1, 2002.

The Chartwell Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. The Fund’s Class A shares commenced investment operations on November 9, 2011. The Fund’s Class I shares commenced investment operations on March 16, 2012. Class A shares were liquidated on June 30, 2016. As of February 2017, the Class I classification has been removed.

The Chartwell Short Duration High Yield Fund’s primary investment objective is to seek income and long-term capital appreciation. The Fund commenced investment operations on July 15, 2014 with two classes of shares, Class A and Class I. Class A shares were liquidated on January 15, 2016. As of February 2017, the Class I classification has been removed.

The Chartwell Small Cap Growth Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 16, 2017.

On July 17, 2017, the Berwyn Income Fund, the Chartwell Mid Cap Value Fund, the Chartwell Small Cap Value Fund and the Chartwell Short Duration High Yield Fund (each a “Successor Fund”) acquired all the assets and liabilities of the Berwyn Income Fund, the Berwyn Cornerstone Fund, the Chartwell Small Cap Value Fund and the Chartwell Short Duration High Yield Fund, respectively, each a series of the Investment Managers Series Trust (each, a “Predecessor Fund”). Shareholders of each Predecessor Fund received an equivalent number of shares of the corresponding Successor Fund. As a result of the reorganization, each Successor Fund is the accounting successor of the corresponding Predecessor Fund and accordingly, the prior performance and financial history of the Predecessor Funds is included in these financial statements.

As of the close of business on April 27, 2018, the Chartwell Small Cap Value Fund (the “Acquiring Fund”) acquired the assets and assumed the liabilities of Berwyn Fund, a former series of the Trust (the “Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The number and value of shares issued by the Acquiring Fund to shareholders of the Acquired Fund are presented in the Statements of Changes in Net Assets. Net assets and net unrealized depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Cost of Investments Received from Aquired Fund	Net Unrealized Depreciation of Acquired Fund
$79,889,004	$175,992,649	$255,881,653	$79,554,590	$(437,953)

Note 2 – Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with GAAP.

(a)	New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

(b)	Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

company. Debt securities are typically valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s Advisor, as defined in Note 3, subject to review and approval by the Advisor’s Portfolio Pricing Committee (“APPC”), pursuant to procedures adopted by the Board of Trustees. The actions of the APPC are subsequently reviewed by the Board at its next regularly scheduled board meeting. The APPC meets as needed. The APPC is comprised of personnel of the Advisor (CFO, COO of Retail Division, CCO, the applicable portfolio manager or lead analyst).

(c)	Share Valuation and Redemption Fees

The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1%, payable to the applicable Fund, generally will apply to shares that are redeemed within 30 days of purchase. During the periods ended October 31, 2018 and 2017, proceeds from redemption fees were as follows:

	2018	2017
Berwyn Income Fund	$8,778	$6,372
Chartwell Mid Cap Value Fund	—	437
Chartwell Small Cap Value Fund	906	159
Chartwell Short Duration High Yield Fund	—	—
Chartwell Small Cap Growth Fund	—	—

(d)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims, as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Chartwell Small Cap Growth Fund incurred offering costs of approximately $52,179, which were amortized over a one-year period from June 16, 2017 (commencement of operations).

(e)	Cash Accounts

At times, the Funds may invest cash in a sweep vehicle program whereby a bank, acting as agent of its customer, endeavors to place such amounts in excess of the FDIC standard maximum deposit insurance amount (currently $250,000) with one or more other FDIC-insured member banks in either demand deposit accounts or money market deposit accounts. Such deposits are in amounts at any such bank not in excess of the FDIC standard maximum deposit insurance amount such that the customer’s funds are FDIC-insured across the various banks at which such funds are deposited. TriState Capital Bank provides this service to its clients, including Chartwell Investment Partners, LLC (the “Advisor”), the investment advisor to the Funds. Both TriState Capital Bank and the Advisor are subsidiaries of TriState Capital Holdings. These deposits are not custodied by TriState Capital Bank, and TriState Capital Bank does not receive any fees relating to these deposits. These amounts are included as Cash in the Statements of Assets and Liabilities to the extent they are held by a Fund as of October 31, 2018.

(f)	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of distributions and the differences in accounting for net investment income and realized capital gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and realized capital gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Funds recognize interest and penalties, if any, as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open periods

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

ended October 31, 2015 through 2018, the Funds did not have a liability for any unrecognized tax expenses. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax expenses will significantly change in the next twelve months.

(g)	Distributions to Shareholders

The Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund will make distributions of net investment income and net realized capital gains, if any, at least annually. The Berwyn Income Fund will make distributions of net investment income quarterly and net realized capital gains, if any, at least annually. The Chartwell Short Duration High Yield Fund will make distributions of net investment income monthly and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h)	Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Berwyn Income Fund
First $1.75 billion	0.50%
Next $1.75 billion	0.48%
Thereafter	0.46%
Chartwell Mid Cap Value Fund	0.75%
Chartwell Small Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.40%
Chartwell Small Cap Growth Fund	0.85%

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor has contractually agreed to reduce its fees and/or reimburse other operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund as stated below. This agreement is in effect for a period of two years with respect to each Fund, and it may be terminated before the two-year term only by the Trust’s Board of Trustees. The table below reflects the expense cap for each Fund:

Expense Limit as a % of average daily net assets
Berwyn Income Fund	0.64%
Chartwell Mid Cap Value Fund	1.05%*
Chartwell Small Cap Value Fund	1.05%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%^

*	Prior to November 6, 2017, the expense limitation was 1.15%.
^	Prior to November 6, 2017, the expense limitation was 1.25%.

During the year ended October 31, 2018, the Advisor reduced its fees and reimbursed other expenses as follows:

	Advisory fee reductions	Other expense reimbursements	Total
Berwyn Income Fund	$511,320	$—	$511,320
Chartwell Mid Cap Value Fund	113,414	—	113,414
Chartwell Small Cap Value Fund	50,320	—	50,320
Chartwell Short Duration High Yield Fund	158,590	—	158,590
Chartwell Small Cap Growth Fund	130,854	39,725	170,579

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Advisor is permitted to seek reimbursement of fee reductions and expense reimbursements from each Fund for a period ending three years after the date of the reduction or reimbursement, provided that the reimbursement does not cause expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were reduced or reimbursements made, or (b) the expense limitation amount in effect at the time of the reimbursement. However, for the Berwyn Income Fund and Chartwell Mid Cap Value Fund, the Advisor is not permitted to seek reimbursement of any advisory fee reductions or expense reimbursements prior to April 29, 2018. The Advisor may recapture all or a portion of fee reductions and expense reimbursements no later than October 31 of the years stated below:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
2019	$—	$—	$382,883	$173,550	$—
2020	—	—	155,138	137,955	93,645
2021	227,945	59,204	50,320	158,590	170,579
Total	$227,945	$59,204	$588,341	$470,095	$264,224

The Advisor and the officers of the Advisor, together with their families, owned 22,182 shares, 26,640 shares, 27,447 shares, 90,971 shares and 30,635 shares of the Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Value Fund and Chartwell Small Cap Growth Fund, respectively, as of October 31, 2018.

Effective August 24, 2018, Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds’ portfolio securities. For the year ended October 31, 2018, fees paid to Ultimus by the Funds were:

	Fund Administration Fees	Transfer Agent Fees	Total
Berwyn Income Fund	$102,932	$15,218	$118,150
Chartwell Mid Cap Value Fund	7,819	2,180	9,999
Chartwell Small Cap Value Fund	21,647	3,570	25,217
Chartwell Short Duration High Yield Fund	10,833	2,025	12,858
Chartwell Small Cap Growth Fund	7,428	2,012	9,440

Prior to August 24, 2018, UMB Fund Services, Inc. (“UMB”) served as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFA”) served as the Funds’ other co-administrator. For the year ended October 31, 2018, fees paid

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

collectively to UMB and MFA were $1,429,781, $83,043, $208,555, $93,745 and $77,473 by the Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund and Chartwell Small Cap Growth Fund, respectively.

Foreside Fund Services, LLC (“Foreside”) serves as the Funds’ distributor.

Certain Trustees and officers of the Trust are also officers or employees of the Advisor and/or Ultimus. The Funds do not compensate Trustees and officers affiliated with the Funds’ Advisor or Ultimus. For their services to the Trust, each Independent Trustee receives an annual retainer of $35,000, plus $1,500 for each Board meeting attended in-person, and $1,000 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, each member of the Audit Committee, which is comprised solely of Independent Trustees, receives $1,500 for each Audit Committee meeting attended in-person, and $1,000 for each Audit Committee meeting attended telephonically.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor.

Note 4 – Federal Income Taxes

At October 31, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Cost of investments	$1,489,652,019	$24,825,406
Gross unrealized appreciation	$18,719,111	$1,026,950
Gross unrealized depreciation	(57,100,668)	(1,732,402)
Net unrealized depreciation on investments	$(38,381,557)	$(705,452)

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Cost of investments	$210,129,491	$74,607,493	$17,034,834
Gross unrealized appreciation	$33,943,839	$44,359	$1,874,399
Gross unrealized depreciation	(18,209,917)	(899,773)	(1,012,055)
Net unrealized appreciation (depreciation) on investments	$15,733,922	$(855,414)	$862,344

The difference between the cost of investments for financial statement and federal income tax purposes is due to certain timing differences in recognizing capital gains and losses in security transactions under income tax regulations and GAAP. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund
Net unrealized depreciation on investments	$(38,381,557)	$(705,452)
Undistributed ordinary income	22,816,215	1,087,151
Undistributed long-term capital gains	22,619,387	497,071
Total accumulated earnings	$7,054,045	$878,770

	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Net unrealized appreciation (depreciation) on investments	$15,733,922	$(855,414)	$862,344
Undistributed ordinary income	1,679,970	—	—
Undistributed long-term capital gains	13,184,044	—	70,690
Accumulated capital and other losses	—	(773,572)	(72,907)
Total accumulated earnings (deficit)	$30,597,936	$(1,628,986)	$860,127

As of October 31, 2018, the Chartwell Short Duration High Yield Fund had a short-term capital loss carryforward for federal income tax purposes of $486,384 and a long-term capital loss carryforward for federal income tax purposes of $287,188, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gain distributions.

Net qualified late year losses, incurred after December 31, 2017 and within the taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended October 31, 2018, the Chartwell Small Cap Growth Fund deferred $72,907 of late year ordinary losses to November 1, 2018 for federal tax purposes.

During the year ended October 31, 2018, the Chartwell Small Cap Growth Fund utilized $44,832 of short-term capital loss carryovers.

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended October 31, 2018, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Berwyn Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund
Paid-in capital	$—	$—	$—	$(6,955)	$(3,854)
Accumulated earnings (deficit)	$—	$—	$—	$6,955	$3,854

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

The tax character of distributions paid during the periods ended October 31, 2018 and 2017 was as follows:

	Berwyn Income Fund		Chartwell Mid Cap Value Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary Income	$34,645,637	$27,904,142	$1,611,013	$721,665
Net long-term capital gains	52,383,660	18,928,645	2,844,535	—
Total distributions paid	$87,029,297	$46,832,787	$4,455,548	$721,665

	Chartwell Small Cap Value Fund		Chartwell Short Duration High Yield Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary Income	$340,645	$883,350	$1,612,434	$825,642
Net long-term capital gains	7,021,825	—	—	—
Total distributions paid	$7,362,470	$883,350	$1,612,434	$825,642

	Chartwell Small Cap Growth Fund
	2018	2017
Distributions paid from:
Ordinary Income	$2,563	$—
Net long-term capital gains	185	—
Total distributions paid	$2,748	$—

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 5 – Investment Transactions

During the year ended October 31, 2018, purchases and sales of investments, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Berwyn Income Fund	$1,086,596,644	$901,093,712
Chartwell Mid Cap Value Fund	15,865,195	13,779,196
Chartwell Small Cap Value Fund	40,292,742	51,490,579
Chartwell Short Duration High Yield Fund	51,467,503	12,504,830
Chartwell Small Cap Growth Fund	23,256,948	13,921,639

Note 6 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2018, in valuing the Funds’ investments carried at fair value:

Berwyn Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$206,963,000	$—	$—	$206,963,000
Preferred Stocks	64,677,242	—	—	64,677,242
Corporate Bonds	—	1,178,529,214	—	1,178,529,214
Money Market Funds	1,101,006	—	—	1,101,006
Total Investments	$272,741,248	$1,178,529,214	$—	$1,451,270,462

Chartwell Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$23,767,194	$—	$—	$23,767,194
Money Market Funds	352,760	—	—	352,760
Total Investments	$24,119,954	$—	$—	$24,119,954

Chartwell Small Cap Value	Level 1	Level 2	Level 3	Total
Common Stocks	$222,721,720	$—	$—	$222,721,720
Money Market Funds	3,141,693	—	—	3,141,693
Total Investments	$225,863,413	$—	$—	$225,863,413

Chartwell Short Duration High Yield	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$72,462,788	$—	$72,462,788
Money Market Funds	1,289,291	—	—	1,289,291
Total Investments	$1,289,291	$72,462,788	$—	$73,752,079

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Chartwell Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$16,522,677	$—	$—	$16,522,677
Money Market Funds	1,374,501	—	—	1,374,501
Total Investments	$17,897,178	$—	$—	$17,897,178

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and/or corporate bonds, if applicable, by sector and/or industry type. The Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2018.

Note 8 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which a Fund has ownership of a least 5% of the voting securities or any other investment which is advised by or sponsored by the Advisor. No issuers are considered affiliates of any Fund as of October 31, 2018. The table below reflects transactions of the Berwyn Income Fund during the year in which securities of entities that were affiliates during the year, and are no longer affiliated as of October 31, 2018:

Security Description	Value Beginning of Year	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Year
Gold Resource Corp.	$8,083,817	$5,464,741	$(8,561,356)	$3,733,845	$683,713	$9,404,760
LSI Industries, Inc.	10,591,939	289,986	(3,827,930)	(3,898,403)	438,648	3,594,240
PC-Tel, Inc.	10,677,885	1,623,287	(4,652,384)	(4,907,485)	898,748	3,640,051
Superior Industries International, Inc.	11,487,609	11,172,412	(10,709,555)	(179,064)	(2,996,387)	8,775,015
Total	$40,841,250	$18,550,426	$(27,751,225)	$(5,251,107)	$(975,278)	$25,414,066

Security Description	Dividend Income	Shares Beginning of Year	Shares Purchased	Shares Sold	Shares End of Year
Gold Resource Corp.	$54,510	2,226,947	1,256,644	(1,311,591)	2,172,000
LSI Industries, Inc.	279,816	1,524,020	47,143	(739,163)	832,000
PC-Tel, Inc.	276,729	1,605,697	239,132	(1,021,288)	823,541
Superior Industries International, Inc.	345,892	738,753	729,015	(575,091)	892,677
Total	$956,947	6,095,417	2,271,934	(3,647,133)	4,720,218

CHARTWELL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Note 9 – Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of October 31, 2018, the Chartwell Small Cap Value Fund had 27.1% of the value of its net assets invested in stocks within the Financials sector and the Chartwell Small Cap Growth Fund has 27.3% of the value of its net assets invested in stocks with the Health Care sector.

Note 10 – Events Subsequent to the Fiscal Year End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees of The Chartwell Funds
and the Shareholders of Berwyn Income Fund, Chartwell Mid Cap Value Fund,
Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund,
and Chartwell Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Small Cap Value Fund, Chartwell Short Duration High Yield Fund, and Chartwell Small Cap Growth Fund, each a series of shares of beneficial interest in The Chartwell Funds (the “Funds”), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years and the period June 16, 2017 through October 31, 2017 (commencement of operations for the Chartwell Small Cap Growth Fund) in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited the financial highlights of Berwyn Income Fund and Chartwell Mid Cap Value Fund for each of the years during the three year period ended December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, and the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods presented above, in conformity with accounting principles generally accepted in the United States of America. With respect to each of the Funds, and with the exception of the Chartwell Small Cap Growth Fund, the financial highlights for each of the periods presented in the table below have been audited by other auditors, whose report dated December 30, 2016 expressed an unqualified opinion on such financial statements and financial highlights.

Financial Highlights
Berwyn Income Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Mid Cap Value Fund	For the period January 1, 2016 through October 31, 2016
Chartwell Small Cap Value Fund	For each of the years in the three-year period ended October 31, 2016
Chartwell Short Duration High Yield Fund	For each of the years and period during the period July 15, 2014 through October 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

CHARTWELL FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Chartwell Funds since 2017. Previously, we had served as the auditor of one or more of the Funds in the Berwyn Funds since 2003.

Philadelphia, Pennsylvania
December 27, 2018

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The information in the row titled “Based on Actual Fund Return” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your Fund, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Based on Hypothetical 5% Return (before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the ongoing costs of investing in other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CHARTWELL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$ 995.90	0.64%	$3.22
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.98	0.64%	$3.26

Chartwell Mid Cap Value Fund
Based on Actual Fund Return	$1,000.00	$ 997.40	1.05%	$5.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.91	1.05%	$5.35

Chartwell Small Cap Value Fund
Based on Actual Fund Return	$1,000.00	$ 959.20	1.05%	$5.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.91	1.05%	$5.35

Chartwell Short Duration High Yield Fund
Based on Actual Fund Return	$1,000.00	$ 1,008.30	0.49%	$2.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.74	0.49%	$2.50

Chartwell Small Cap Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,011.40	1.05%	$5.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.91	1.05%	$5.35

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CHARTWELL FUNDS
OTHER INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 995-5505, or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling the Funds at (888) 995-5505, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 995-5505.

FEDERAL TAX INFORMATION (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary income dividends paid during the year ended December 31, 2017 qualify for the corporate dividends received deduction:

Berwyn Income Fund	25.39%
Chartwell Mid Cap Value Fund	22.26%
Chartwell Small Cap Value Fund	100.00%
Chartwell Short Duration High Yield Fund	0.00%
Chartwell Small Cap Growth Fund	51.49%

Qualified Dividend Income

The Funds have designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2017.

CHARTWELL FUNDS
FEDERAL TAX INFORMATION (Unaudited) (Continued)

Capital Gain Distributions

For the year ended October 31, 2018, the following Funds designated long-term capital gain distributions:

Berwyn Income Fund	$52,383,660
Chartwell Mid Cap Value Fund	$2,844,535
Chartwell Small Cap Value Fund	$7,021,825
Chartwell Small Cap Growth Fund	$185

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
“Independent” Trustees:
Gerald Frey (born 1946) Trustee	Since 2017	Principal/General Partner, GSF Investments (1996-Present)	5	None
David M. O’Brien (born 1950) Trustee	Since 2017	Retired (2012-Present)	5	None
Paul L. Rudy, III (born 1967) Trustee	Since 2017	President, Graham Capital Company (2011-Present)	5	None
Interested Trustees:
Timothy J. Riddle † (born 1955) Chairman, Trustee, President and Chief Executive Officer	Since 2017	Managing Partner and Chief Executive Officer, Chartwell Investment Partners, LLC (1997-Present)	5	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Officers of the Trust:
Neil Walker (born 1980) Treasurer, Chief Financial Officer and Secretary	Since 2017	Controller, Chartwell Investment Partners, LLC (2016-Present); Controller, The Killen Group (2011-2016)	N/A	N/A

CHARTWELL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Michael Magee (born 1965) Executive Vice President	Since 2017	Chief Operating Officer–Retail Division, Chartwell Investment Partners, LLC (2016-Present); Chief Operating Officer, The Killen Group (2013-2016)	N/A	N/A
Gregory Hagar (born 1968) Vice President	Since 2017	Managing Partner, Chief Financial Officer and Chief Operating Officer, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A
LuAnn Molino (born 1963) Chief Compliance Officer	Since 2017	Chief Compliance Officer, Marketing, Client Service, Chartwell Investment Partners, LLC (1997-Present)	N/A	N/A

†	Timothy J. Riddle is an “interested person” of the Trust by virtue of his affiliation with the Adviser and its affiliates.

Additional information about the Trustees and executive officers is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 995-5505.

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Chartwell Funds

Each a series of The Chartwell Funds

Investment Advisor

Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Chartwell Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Paul L. Rudy, III. Mr. Rudy, III is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,000 and $83,500 with respect to the registrant’s fiscal years ended October 31, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $12,000 with respect to the registrant’s fiscal years ended October 31, 2018 and 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended October 31, 2018 and 2017, aggregate non-audit fees of $12,000 and $12,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Chartwell Funds

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Riddle
Timothy J. Riddle, Chairman and Chief Executive Officer (Principal Executive Officer)

Date	January 7, 2019

By (Signature and Title)*		/s/ Neil Walker
Neil Walker, Treasurer (Principal Financial Officer)

Date	January 7, 2019

*	Print the name and title of each signing officer under his or her signature.